John J. Dawson, Esq. (Az Bar No. 002786)
Susan G. Boswell, Esq. (Az Bar No. 004791)
Ronald E. Reinsel, Esq. (Az Bar No. 011059)
STREICH LANG, P.A.
Renaissance One
Two North Central Avenue
Phoenix, Arizona  85004-2391

Attorneys for EDWARD J. SHOEN,
  Debtor and Debtor-In-Possession


              IN THE UNITED STATES BANKRUPTCY COURT

                   FOR THE DISTRICT OF ARIZONA



In re:                       )   In Proceedings Under Chapter 11
                             )
EDWARD J. SHOEN, et al.      )   Jointly Administered
                 ------
                             )   Case No. 95-1430-PHX-JMM
                             )
              Debtors.       )   (Cases 95-1430-PHX-JMM
                             )    through 95-1434-PHX-GBN,
_____________________________)    Inclusive)







             AMENDED AND RESTATED DEBTOR'S PLAN OF REORGANIZATION
             ----------------------------------------------------
                          PROPOSED BY EDWARD J. SHOEN
                          ---------------------------






DATED:        April 25, 1995
AMENDED AND
RESTATED:     July 28, 1995
Phoenix, Arizona

                        TABLE OF CONTENTS
                        -----------------

                                                                       Page
                                                                       ----


ARTICLE   I  INTRODUCTION. . . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE  II DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . .  8

    2.1  Accepting Creditor Settlement . . . . . . . . . . . . . . . . .  9
    2.2  Accepting Creditor Settlement Fund. . . . . . . . . . . . . . . 10
    2.3  Administrative Claim. . . . . . . . . . . . . . . . . . . . . . 10
    2.4  Allowed Claim . . . . . . . . . . . . . . . . . . . . . . . . . 11
    2.5  AMERCO. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
    2.6  Arizona Litigation. . . . . . . . . . . . . . . . . . . . . . . 12
    2.7  Bankruptcy Code . . . . . . . . . . . . . . . . . . . . . . . . 12
    2.8  Bankruptcy Court. . . . . . . . . . . . . . . . . . . . . . . . 12
    2.9  Business Day. . . . . . . . . . . . . . . . . . . . . . . . . . 12
    2.10 Claim . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
    2.11 Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
    2.12 Confirmation Date . . . . . . . . . . . . . . . . . . . . . . . 13
    2.13 Confirmation Hearing. . . . . . . . . . . . . . . . . . . . . . 13
    2.14 Confirmation Order. . . . . . . . . . . . . . . . . . . . . . . 13
    2.15 Contingency Fund. . . . . . . . . . . . . . . . . . . . . . . . 13
    2.16 Court . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
    2.17 Creditor. . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
    2.18 Debtor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
    2.19 Debtor Professionals. . . . . . . . . . . . . . . . . . . . . . 14
    2.20 Director Defendants . . . . . . . . . . . . . . . . . . . . . . 15
    2.21 Disbursing Agent. . . . . . . . . . . . . . . . . . . . . . . . 15
    2.22 Dischargeability Litigation . . . . . . . . . . . . . . . . . . 15
    2.23 Disclosure Statement. . . . . . . . . . . . . . . . . . . . . . 16
    2.24 Disputed Claim. . . . . . . . . . . . . . . . . . . . . . . . . 16
    2.25 Distribution Account. . . . . . . . . . . . . . . . . . . . . . 16
    2.26 Effective Date. . . . . . . . . . . . . . . . . . . . . . . . . 16
    2.27 Estate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
    2.28 Executory Contract. . . . . . . . . . . . . . . . . . . . . . . 17
    2.29 General Unsecured Claim . . . . . . . . . . . . . . . . . . . . 17
    2.30 Impoundment Trust . . . . . . . . . . . . . . . . . . . . . . . 17
    2.31 Insider . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
    2.32 Petition Date . . . . . . . . . . . . . . . . . . . . . . . . . 20
    2.33 Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
    2.34 Priority Unsecured Claim. . . . . . . . . . . . . . . . . . . . 20
    2.35 Professional Charges. . . . . . . . . . . . . . . . . . . . . . 20
    2.36 Punitive Damage Claim . . . . . . . . . . . . . . . . . . . . . 20
    2.37 Reorganization Case . . . . . . . . . . . . . . . . . . . . . . 20
    2.38 Reorganized Debtor. . . . . . . . . . . . . . . . . . . . . . . 21
    2.39 Secured Claim . . . . . . . . . . . . . . . . . . . . . . . . . 21
    2.40 Secured Creditor. . . . . . . . . . . . . . . . . . . . . . . . 21
    2.41 Securities Litigation Claims. . . . . . . . . . . . . . . . . . 21
    2.42 Settlement Trust. . . . . . . . . . . . . . . . . . . . . . . . 22

    2.43 Settlement Trust Property . . . . . . . . . . . . . . . . . . . 24
    2.44 Share Case Claim. . . . . . . . . . . . . . . . . . . . . . . . 25
    2.45 Share Case Judgment . . . . . . . . . . . . . . . . . . . . . . 26
    2.46 Share Case Judgment Amount. . . . . . . . . . . . . . . . . . . 27
    2.47 Share Case Judgment Codebtor Claim. . . . . . . . . . . . . . . 27
    2.48 Shareholder Plaintiffs. . . . . . . . . . . . . . . . . . . . . 27
    2.49 Shareholder Plaintiffs' Effective Date Payoff . . . . . . . . . 28
    2.50 Stock Exchange Distributees . . . . . . . . . . . . . . . . . . 28
    2.51 Stock Exchange Distribution . . . . . . . . . . . . . . . . . . 29
    2.52 Unsecured Claim . . . . . . . . . . . . . . . . . . . . . . . . 29
    2.53 Unsecured Committee . . . . . . . . . . . . . . . . . . . . . . 29
    2.54 Unsecured Creditor. . . . . . . . . . . . . . . . . . . . . . . 30

ARTICLE III  CLASSIFICATION OF CLAIMS AND THE DEBTOR'S EQUITY INTEREST . 30

    3.1  Class 1:  Administrative Claims . . . . . . . . . . . . . . . . 30
    3.2  Class 2:  Priority Unsecured Claims . . . . . . . . . . . . . . 30
    3.3  Class 3A:  Leonard S. Shoen And/Or LSS, Inc. Share Case
         Claims. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
    3.4  Class 3B:  Samuel W. Shoen And/Or SAMWILL, Inc. Share Case
         Claims. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
    3.5  Class 3C:  Michael L. Shoen And/Or MICKL, Inc. Share Case
         Claims. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
    3.6  Class 3D:  Mary Anna (Shoen) Eaton And/Or MARAN, Inc. Share Case
         Claims. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
    3.7  Class 3E:  Cecilia (Shoen) Hanlon And/Or CEMAR, Inc. Share Case
         Claims. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
    3.8  Class 3F:  Theresa (Shoen) Romero And/Or THERMAR, Inc. Share
         Case Claims . . . . . . . . . . . . . . . . . . . . . . . . . . 31
    3.9  Class 3G:  Katrina (Shoen) Carlson And/Or KATTYDID, Inc. Share
         Case Claims . . . . . . . . . . . . . . . . . . . . . . . . . . 31
    3.10 Class 4:  General Unsecured Claims. . . . . . . . . . . . . . . 31
    3.11 Class 5:  Punitive Damage Claim . . . . . . . . . . . . . . . . 31
    3.12 Class 6:  Securities Litigation Claims. . . . . . . . . . . . . 31
    3.13 Class 7:  Share Case Judgment Codebtor Claims . . . . . . . . . 31
    3.14 Class 8:  Debtor's Equity Interest. . . . . . . . . . . . . . . 31

ARTICLE IV    TREATMENT OF CLASSES INDISPUTABLY UNIMPAIRED UNDER
              THE PLAN . . . . . . . . . . . . . . . . . . . . . . . . . 31

    4.1  Treatment of Class 1 (Administrative Claims). . . . . . . . . . 31
    4.2  Treatment of Class 2 (Priority Unsecured Claims). . . . . . . . 32

ARTICLE V     TREATMENT OF CLASS 3A CLAIMS (Leonard S. Shoen
              And/Or LSS, Inc. Share Case Claims). . . . . . . . . . . . 33

ARTICLE VI    TREATMENT OF CLASS 3B CLAIMS (Samuel W. Shoen
              And/Or SAMWILL, Inc. Share Case Claims). . . . . . . . . . 34

ARTICLE VII   TREATMENT OF CLASS 3C CLAIMS (Michael L.
              Shoen And/Or MICKL, Inc. Share Case Claims). . . . . . . . 36

ARTICLE VIII  TREATMENT OF CLASS 3D CLAIMS (Mary Anna
              (Shoen) Eaton And/Or MARAN, Inc. Share Case
              Claims). . . . . . . . . . . . . . . . . . . . . . . . . . 37

ARTICLE IX    TREATMENT OF CLASS 3E CLAIMS (Cecilia (Shoen)
              Hanlon And/Or CEMAR, Inc. Share Case Claims) . . . . . . . 39

ARTICLE X     TREATMENT OF CLASS 3F CLAIMS (Theresa (Shoen)
              Romero And/Or THERMAR, Inc. Share Case Claims) . . . . . . 40

ARTICLE XI    TREATMENT OF CLASS 3G CLAIMS (Katrina (Shoen)
              Carlson And/Or KATTYDID, Inc. Share Case Claims) . . . . . 41

ARTICLE XII   TREATMENT OF CLASS 4 CLAIMS (General
              Unsecured Claims). . . . . . . . . . . . . . . . . . . . . 43

ARTICLE XIII  TREATMENT OF CLASS 5 CLAIMS (Punitive Damage
              Claim) . . . . . . . . . . . . . . . . . . . . . . . . . . 45

ARTICLE XIV   TREATMENT OF CLASS 6 CLAIMS (Securities
              Litigation Claims) . . . . . . . . . . . . . . . . . . . . 47

ARTICLE XV    TREATMENT OF CLASS 7 CLAIMS (Share Case Judgment
              Codebtor Claims) . . . . . . . . . . . . . . . . . . . . . 49

ARTICLE XVI   TREATMENT OF CLASS 8 DEBTOR'S EQUITY INTEREST. . . . . . . 51

ARTICLE XVII  MEANS FOR EXECUTION OF THE PLAN. . . . . . . . . . . . . . 51

ARTICLE XVIII TREATMENT OF EXECUTORY CONTRACTS . . . . . . . . . . . . . 53

ARTICLE XIX   DISCHARGE. . . . . . . . . . . . . . . . . . . . . . . . . 53

ARTICLE XX    MODIFICATIONS OF THE PLAN. . . . . . . . . . . . . . . . . 54

ARTICLE XXI   RETENTION OF JURISDICTION. . . . . . . . . . . . . . . . . 54

    21.1 In General. . . . . . . . . . . . . . . . . . . . . . . . . . . 54
    21.2 Plan Disputes . . . . . . . . . . . . . . . . . . . . . . . . . 55
    21.3 Further Orders. . . . . . . . . . . . . . . . . . . . . . . . . 55
    21.4 Other Claims. . . . . . . . . . . . . . . . . . . . . . . . . . 55
    21.5 Final Decree. . . . . . . . . . . . . . . . . . . . . . . . . . 55
    21.6 Appeals . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
    21.7 Executory Contracts . . . . . . . . . . . . . . . . . . . . . . 56
    21.8 Committees. . . . . . . . . . . . . . . . . . . . . . . . . . . 56

ARTICLE XXII  GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . 56

    22.1 Extension of Payment Dates. . . . . . . . . . . . . . . . . . . 56
    22.2 Confirmation by Non-Acceptance Method . . . . . . . . . . . . . 56
    22.3 Vesting . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56

    22.4 Captions. . . . . . . . . . . . . . . . . . . . . . . . . . . . 57
    22.5 Successors and Assigns. . . . . . . . . . . . . . . . . . . . . 57
    22.6 Disclosure Statement. . . . . . . . . . . . . . . . . . . . . . 58

                           ARTICLE I
                           ---------
                          INTRODUCTION
                          ------------

         This Plan of Reorganization (defined herein, including all modifications, as the "Plan") is proposed by EDWARD J. SHOEN, who is the Debtor and the Debtor-In-Possession in the above-captioned Chapter 11 case (defined herein, in all capacities, as the "Debtor"). The Plan proposes the reorganization of the Debtor.
         The Debtor is a director of AMERCO, a Nevada corporation (defined herein as "AMERCO").<F1> The largest Claims of Creditors in this case (as the terms "Claim" and "Creditor" are defined herein) arise from a judgment entered on February 21, 1995 (defined herein as the "Share Case Judgment") against the Debtor and certain other directors of AMERCO (defined herein collectively as the "Director Defendants")<F2> in litigation brought by various holders of AMERCO common stock (defined herein collectively as the "Shareholder Plaintiffs") in the Superior Court, Maricopa County, Arizona as Case No. CV 88-20139 (defined herein as the "Arizona Litigation"). The Share Case Judgment includes
- -------------------------
<F1>
            In a different context (i.e., funding the Plan), the defined term
                                    ----
"AMERCO" also includes any involved subsidiaries and affiliates of the above-referenced Nevada corporation.

<F2>
            The other Director Defendants are:  (i) James P. Shoen;
(ii) Aubrey K. Johnson; (iii) John M. Dodds; and (iv) William E. Carty, all of whom also filed individual petitions under Chapter 11 on February 21, 1995. The Chapter 11 cases of the other Director Defendants are jointly administered with the above-captioned Chapter 11 case of the Debtor, and are maintained as Jointly Administered Case No. 95-1430-PHX-JMM. Paul F. Shoen is another defendant in the Arizona Litigation against whom the Share Case Judgment was entered. The Shareholder Plaintiffs (as defined herein) entered into an agreement with Paul F. Shoen whereby (in the Debtor's opinion) that defendant effectively capped and exonerated his liability to the Shareholder Plaintiffs for a payment of $1,500,000 which is (or may be) refundable to him. The Debtor is informed and believes that, as of the week of July 17, 1995, Paul F. Shoen has not sought bankruptcy relief.

provisions for a judicially ordered transfer of the Shareholder Plaintiffs' AMERCO common stock. In this regard, the Share Case Judgment provides that the Debtor and the other Director Defendants, jointly and severally, must pay the monetary obligations owing to the respective Shareholder Plaintiffs under that judgment (i.e., the total principal amount of $461,838,000, plus interest and
          ----                                              ----
taxable costs, as apportioned to each of the Shareholder Plaintiffs according to the judgment (defined herein as the "Share Case Judgment Amount")). Upon the Director Defendants' payment of the Share Case Judgment Amount to the Shareholder Plaintiffs, the Share Case Judgment will be satisfied; and a provision of the Share Case Judgment requires all of the Shareholder Plaintiffs to transfer their AMERCO common stock to the Director Defendants or their designee. AMERCO (or an entity designated in writing by AMERCO) is the Director Defendants' designee.
         The Claims (as defined herein) of the Shareholder Plaintiffs pursuant to the Share Case Judgment are Disputed Claims (as defined herein) with respect to the liability of the Debtor and the other Director Defendants for the Share Case Judgment Amount. The Debtor and the other Director Defendants have, among other remedies, unexpired rights to appeal the Share Case Judgment.
         The Debtor and the other Director Defendants hold indemnification claims against AMERCO which may apply to the Share Case Judgment; and they have preserved and scheduled those indemnification claims in their respective
Chapter 11 cases. At the same time, the Debtor and the other Director Defendants have not attempted to make demands upon and prosecute the indemnification claims against AMERCO because: (i) they believe that the enforcement of such indemnification claims may require protracted and expensive litigation, including litigation involving other AMERCO stockholders who may try to prevent AMERCO from performing its indemnification agreements with the Director Defendants; (ii) they believe that the eventual outcome of any such litigation is uncertain; (iii) they believe that the ultimate collectibility of any indemnification judgment (if and when such a judgment is obtained) is uncertain; and (iv) the settlement of the Share Case Judgment as provided in the Plan effectively moots any need for the Debtor and the other Director Defendants to make demands upon and prosecute indemnification claims against AMERCO.
         Pursuant to AMERCO's corporate bylaws, AMERCO has certain rights of first refusal with respect to sale(s) of the Shareholder Plaintiffs' AMERCO common stock and any purchase of that stock by the Debtor and the other Director Defendants. Moreover, the rights of the Director Defendants to acquire the Shareholder Plaintiffs' AMERCO common stock pursuant to the Share Case Judgment present (or may present) a corporate opportunity which AMERCO is entitled to exercise.
         In the context of the facts and circumstances described above, and with the cooperation of AMERCO, the Plan filed by the Debtor<F3> proposes the following funding and treatment of the Shareholder Plaintiffs' Disputed Claims arising from the Share Case Judgment:
         1.   In full settlement and satisfaction of the Shareholder
Plaintiffs' Disputed Claims under the Share Case Judgment and on the Plan's Effective Date (as defined herein), the Debtor and the other Director Defendants will cause to be transferred to the Shareholder Plaintiffs (pursuant to the Stock Exchange Distribution, the Settlement Trust and [if applicable] the Contingency Fund, all as defined herein) property having either a stipulated or
- -------------------------
<F3>     The plans of reorganization in the other four (4) Director
Defendants' Chapter 11 cases propose the same funding and treatment of the Shareholder Plaintiffs' Disputed Claims arising form the Share Case Judgment. adjudicated value equal to the full amount which the Shareholder Plaintiffs could recover as an Allowed Claim from the Estate (as defined herein) of the Debtor and the estates of the other Director Defendants on account of the Shareholder Plaintiffs' Disputed Claims for the Share Case Judgment Amount
(if and when those Disputed Claims were allowed). In this regard, and because the Debtor believes that his Estate and the estates of the other Director Defendants are insolvent, the Plan proposes that the stipulated or adjudicated value of the property transferred will be at least equal to $461,838,000, plus
                                                                          ----
judgment interest thereon at the rate of ten percent (10%) per year from February 14, 1995 to and including the Petition Date (as defined herein), plus
                                                                          ----
any taxable costs awarded against the Debtor and the other Director Defendants in the Share Case Judgment (defined herein collectively as the "Shareholder Plaintiffs' Effective Date Payoff"). Because of the insolvency of the Debtor's Estate and the estates of the other Director Defendants, the Shareholder Plaintiffs' Effective Date Payoff does not contemplate payment of interest under the Share Case Judgment from and after the Petition Date. Nevertheless, if the Bankruptcy Court (as defined herein) requires that interest under the Share Case Judgment must be paid from and after the Petition Date, the Debtor and the other Director Defendants, with the cooperation of AMERCO, will arrange with AMERCO to establish a fund (defined herein as the "Contingency Fund") which will ensure that any such interest payment can be made when due on or after the Effective Date. The Contingency Fund will be funded by AMERCO common stock, which will be apportioned among the Shareholder Plaintiffs in the same proportions as their ownership of the AMERCO common stock described in paragraph 1 of the Share Case Judgment. The amount of the AMERCO common stock funding the Contingency Fund will be at least equal in value to the amount of interest under the Share Case Judgment from and after the Petition Date. If the Bankruptcy Court requires such interest to be paid on the Effective Date, then the Shareholder Plaintiffs will be paid (at AMERCO's option) either pro rata distributions of the AMERCO
                                         --------
common stock funding the Contingency Fund or pro rata cash payments of such
                                             --------
interest from AMERCO's purchase or sale of such AMERCO common stock.  The pro rata stock distributions or cash payments will be made according to the
- --------
proportions established in paragraph 1 of the Share Case Judgment. Otherwise, the Contingency Fund will be maintained by AMERCO in AMERCO common stock and/or cash until the interest payment issue has been finally adjudicated and concluded in all litigation where it is pending, including the Shareholder Plaintiffs' Dischargeability Litigation against the Debtor and the other Director Defendants.
         2. Alternatively, and in lieu of their respective proportionate shares of the property comprising the Shareholder Plaintiffs' Effective Date Payoff and any claims to the Contingency Fund, each of the Shareholder Plaintiffs may elect to participate in the Accepting Creditor Settlement (as defined herein) and receive discounted cash payments on the Effective Date in full settlement and satisfaction of their respective Disputed Claims under the Share Case Judgment. The total discounted cash payments available to the Shareholder Plaintiffs under the Accepting Creditor Settlement will be $350,000,000; and each of the Shareholder Plaintiffs choosing to participate in the Accepting Creditor Settlement will receive shares of the $350,000,000 in the same proportions as the otherwise applicable shares of the Shareholder Plaintiffs' Effective Date Payoff and the Contingency Fund.  If any of the Shareholder Plaintiffs accepts the discounted cash payoff on the Effective Date, the Shareholder Plaintiffs' Effective Date Payoff and the Contingency Fund will be reduced by what otherwise would be the proportionate share of each settling Shareholder Plaintiff in the Shareholder Plaintiffs' Effective Date Payoff and the Contingency Fund. Acceptance of and participation in the Accepting Creditor Settlement by each of the Shareholder Plaintiffs requires that both the Shareholder Plaintiff who is an individual and the Shareholder Plaintiff which is that individual's closely held corporation must accept the Accepting Creditor Settlement and must vote to accept the Plan. [Example: For Leonard S. Shoen and/or LSS, Inc. to accept and
                   -------
participate in the Accepting Creditor Settlement, both Leonard S. Shoen, individually, and LSS, Inc. must accept the Accepting Creditor Settlement and must vote to accept the Plan.]
         3. AMERCO<F4> will be the funding source of the property comprising the Shareholder Plaintiffs' Effective Date Payoff and the alternatively available discounted cash payments under the Accepting Creditor Settlement. AMERCO also will be the funding source of the Contingency Fund.
         4.   As part of the closing which will occur to implement the Plan on the Effective Date, the Shareholder Plaintiffs' AMERCO common stock will be transferred to AMERCO (or its designee). If the Shareholder Plaintiffs do not cooperate in the closing, their common stock will be transferred on AMERCO's books and records by an appropriate officer of AMERCO.
         5. Although determinations of tax attributes and consequences will not be a condition of the Plan, AMERCO is attempting to structure the funding and settlement of the Share Case Judgment in a manner which is intended to be mutually beneficial to AMERCO, the Shareholder Plaintiffs, and the Debtor and the other Director Defendants. In this regard, AMERCO is requiring the structure contemplated in the Plan as part of its agreement to fund the Plan.
- ------------------------
<F4>
            See note 1 above.
            ---

Accordingly, acquisition of the Shareholder Plaintiffs' AMERCO common stock pursuant to the Stock Exchange Distribution is intended by AMERCO to be a tax free exchange of stock; and payment of the rest of the Share Case Judgment Amount pursuant to the Settlement Trust and the Contingency Fund (if applicable) is intended by AMERCO to be a settlement payment(s). As noted above and in the Disclosure Statement (as defined herein), the Debtor's Plan is not conditioned upon tax attributes, tax avoidance, or any determination of any tax consequences; and all interested parties are referred to their respective tax advisors. The Debtor and the other Director Defendants will agree with AMERCO to structure the settlement of the Share Case Judgment and the transfer of the Shareholder Plaintiffs' AMERCO common stock as provided in the Plan.
         Exclusive of the Shareholder Plaintiffs and/or their Disputed Claims under the Share Case Judgment, the Debtor has other Claims and Creditors to deal with in the Plan. With respect to these other Claims and Creditors, the Debtor proposes to implement the Plan by making payments from income earned after the Petition Date and/or by selling or transferring other assets of the Debtor or his Estate -- all as provided in the Plan. The Debtor's implementation of the Plan will include, but is not limited to, obtaining final adjudications of any other Claims which are Disputed Claims (whether by stipulations or after litigation and the exhaustion of appellate rights and remedies).
         The Debtor expects that the Plan will be effective by the first Business Day (as defined herein) after January 1, 1996 (although nothing in the Plan prohibits an earlier or later Effective Date as the circumstances of the case may permit or require). In light of the provisions regarding the Shareholder Plaintiffs' Effective Date Payoff and the Contingency Fund or the alternatively available discounted cash payments under the Accepting Creditor Settlement, the Plan will be substantially consummated on the Effective Date.
         ALL CREDITORS ARE ENCOURAGED TO CONSULT THE DISCLOSURE STATEMENT PREPARED BY THE DEBTOR BEFORE VOTING TO ACCEPT OR REJECT THE PLAN. AMONG OTHER INFORMATION, THE DISCLOSURE STATEMENT CONTAINS DISCUSSIONS OF THE DEBTOR, THE HISTORICAL BACKGROUND OF THE CHAPTER 11 CASE AND THE PRE-PETITION PERIOD, AND THE PROCEEDINGS IN THE ARIZONA LITIGATION RESULTING IN THE SHARE CASE JUDGMENT.<F5> THE DISCLOSURE STATEMENT ALSO INCLUDES ANY FINANCIAL ANALYSIS GERMANE TO THE PLAN, A DESCRIPTION OF THE PROPERTY WHICH WILL BE TRANSFERRED AS THE SHAREHOLDER PLAINTIFFS' EFFECTIVE DATE PAYOFF, A DESCRIPTION OF THE CONTINGENCY FUND (WHICH THE PLAN ALSO DESCRIBES), AND A SUMMARY AND ANALYSIS OF THE PLAN.

                           ARTICLE II
                           ----------
                           DEFINITIONS
                           -----------

         For purposes of the Plan, and except as expressly provided otherwise herein or unless the context otherwise requires, all of the defined terms stated in Article II will have the meanings hereinafter stated. For purposes of the Plan and such defined terms, the singular and plural uses of such defined terms and the conjunctive and disjunctive uses thereof will be fungible and interchangeable (unless the context otherwise requires); and the defined terms will include masculine, feminine, and neuter genders. The defined terms stated in Article II also are substantive terms of the Plan; and Article II will be deemed incorporated throughout the rest of the Plan to convey substantive
- ------------------------
<F5>     As discussed in the Disclosure Statement, the Arizona Litigation also resulted in the entry of a separate judgment for punitive damages against one of the Director Defendants, Edward J. Shoen (the Debtor herein). A notice of appeal of the punitive damage judment already has been filed.

provisions included in the defined terms. Accordingly, the defined terms are as follows:
         2.1  Accepting Creditor Settlement.  This term will refer to and
              -----------------------------
mean an election by each Creditor holding a Share Case Claim, which will be made at the time such Creditor submits a ballot voting on the Plan, whereby the Creditor will have the option to accept, in full settlement and satisfaction of the Creditor's Share Case Claim, a pro rata cash distribution from the Accepting
                                   --------
Creditor Settlement Fund.  That pro rata cash distribution will be equal to a
                                --------
percentage of the Accepting Creditor Settlement Fund, which percentage will be computed by dividing the number of each electing Creditor's shares of AMERCO common stock as of the Petition Date by the total number of shares of AMERCO common stock held by the Shareholder Plaintiffs as of the Petition Date in accordance with paragraph 1 of the Share Case Judgment. Creditors electing to participate in the Accepting Creditor Settlement will not participate in or be entitled to any interest in the Stock Exchange Distribution, the Settlement Trust, or the Contingency Fund. Furthermore, in order for each of the Shareholder Plaintiffs to accept and participate in the Accepting Creditor Settlement, both the Shareholder Plaintiff who is an individual and the Shareholder Plaintiff which is that individual's closely held corporation must accept the Accepting Creditor Settlement and must vote to accept the Plan. [Example: For Leonard S. Shoen and/or LSS, Inc. to accept and participate in
 -------
the Accepting Creditor Settlement, both Leonard S. Shoen, individually, and LSS, Inc. must accept the Accepting Creditor Settlement and must vote to accept the Plan.] After each electing Shareholder Plaintiff receives the cash distribution pursuant to the Accepting Creditor Settlement, the electing Creditor's AMERCO common stock will be transferred to AMERCO (or its designee). The cash distributions paid pursuant to the Accepting Creditor Settlement will be for the following purposes:
              (a) The dollar amount which is the product of $124,131,175.00 times the fraction which is $350,000,000 divided by the Shareholder Plaintiffs'
- -----
Effective Date Payoff times the AMERCO common stock ownership percentage which
                      -----
has been established for each electing Shareholder Plaintiff in the proportions described in paragraph 1 of the Share Case Judgment will be paid to purchase the electing Creditor's AMERCO common stock; and
              (b)  All other cash distributions paid pursuant to the
Accepting Creditor Settlement will be settlement payments to the electing Shareholder Plaintiffs.
         2.2  Accepting Creditor Settlement Fund.  This term will refer to
              ----------------------------------
and mean a fund in the maximum amount of Three Hundred Fifty Million Dollars ($350,000,000) cash which will be funded by AMERCO on the Effective Date. The proceeds of the Accepting Creditor Settlement Fund will be distributed on the Effective Date to the Creditors holding Share Case Claims which elect to participate in the Accepting Creditor Settlement in full settlement and satisfaction of such Claims. If fewer than all of the Creditors holding Share Case Claims elect to participate in the Accepting Creditor Settlement, the Accepting Creditor Settlement Fund will be funded in an amount equal to the total pro rata cash distributions which will be made to the electing Creditors
      --------
from the Accepting Creditor Settlement Fund.
         2.3  Administrative Claim.  This term will refer to and mean:  (a)
              --------------------
every cost or expense of administration of the Reorganization Case, including any actual and necessary post-petition expenses of preserving the Estate;
(b) any actual and necessary post-petition expenses of the Debtor; (c) all Professional
Charges approved by the Bankruptcy Court pursuant to interim and final allowances in accordance with Bankruptcy Code (SECTION)(SECTION)330, 331, and 503(b), 11 U.S.C. (SECTION)(SECTION)330, 331, and 503(b); and (d) all fees and charges assessed against the Estate under Chapter 123 of Title 28, United States Code.
         2.4  Allowed Claim.  This term will refer to and mean every Claim
              -------------
against the Debtor: (a)(i) as to which a proof of such Claim has been filed within the time fixed by the Bankruptcy Court or, if such Claim arises from the rejection of an Executory Contract, on or before the first Business Day which is thirty (30) days after the entry of the order allowing the Debtor to reject the Executory Contract (which may be, but is not limited to, the Confirmation Order), or (ii) which the Debtor has scheduled as liquidated in amount and undisputed; and in either event: (b)(i) as to which no objection to the allowance of such Claim has been filed within any applicable time period fixed by the Bankruptcy Court, or (ii) as to which the order allowing such Claim has become final and non-appealable without any appeal, review, or other challenge of any kind to that order having been taken or being still timely. If any Claim or the Creditor holding such Claim is subject to any defense, setoff, counterclaim, recoupment, or other adverse claim of any kind of the Debtor or the Reorganized Debtor, including, but not limited to, any pending appeal or unexpired right to appeal, that Claim will be deemed a Disputed Claim; and it will not become an Allowed Claim unless and until all disputes are resolved or adjudicated fully and finally, with all appellate rights and remedies having been exhausted. Unless any earlier time is fixed by order of the
Bankruptcy Court, and subject to amendment rights and the relation back of amendments to amendment rights and the relation back of amendments under applicable federal or state procedural rules, any objection to the allowance of any Claim and the assertion of any defense, setoff, counterclaim, recoupment, or other adverse claim of any kind of the Debtor or the Reorganized Debtor must be filed on or before the first Business Day which is ninety (90) days after the Confirmation Date.
         2.5  AMERCO.  This term will refer to and mean AMERCO, a Nevada
              ------
corporation, and will include, in the context of funding the Plan, all involved affiliates, subsidiaries, or designees thereof.
         2.6  Arizona Litigation.  This term will refer to and mean the
              ------------------
litigation in the Superior Court, Maricopa County, Arizona entitled Samuel W.
                                                                    ---------
Shoen, M.D., et al. v. Edward W. Shoen, et al., Case No. CV 88-20139.
- ----------------------------------------------
         2.7  Bankruptcy Code.  This term will refer to and mean Title 11 of
              ---------------
the United States Code, 11 U.S.C. (SECTION)(SECTION)101, et seq., as it may be
                                                         -- ---
amended from time to time during the Reorganization Case.
         2.8  Bankruptcy Court.  This term will refer to and mean the United
              ----------------
States Bankruptcy Court for the District of Arizona, or such other court which exercises jurisdiction over all or part of the Reorganization Case, including the United States District Court for the District of Arizona to the extent that the reference of all or part of the Reorganization Case is withdrawn.
         2.9  Business Day.  This term will refer to and mean every day
              ------------
except Saturdays, Sundays, and federal and Arizona state holidays observed by the Bankruptcy Court.
         2.10 Claim.  This term will refer to and mean "claim" as defined in
              -----
Bankruptcy Code (SECTION)101(5), 11 U.S.C. (SECTION)101(5).
         2.11 Class.  This term will refer to and mean each of the
              -----
classifications of Claims and the Debtor's equity interest described in
Article III of the Plan.
         2.12 Confirmation Date.  This term will refer to and mean the date
              -----------------
on which the Bankruptcy Court enters the Confirmation Order.
         2.13 Confirmation Hearing.  This term will refer to and mean the
              --------------------
hearing regarding confirmation of the Plan conducted pursuant to Bankruptcy Code (SECTION)1128, 11 U.S.C. (SECTION)1128, including any adjournment or continuation of that hearing from time to time.
         2.14 Confirmation Order.  This term will refer to and mean the order
              ------------------
confirming the Plan pursuant to Bankruptcy Code (SECTION)1129, 11 U.S.C. (SECTION)1129.
         2.15 Contingency Fund.  This term will refer to and mean the fund
              ----------------
which will be established by AMERCO to ensure that interest under the Share Case Judgment from and after the Petition Date can be paid if the Bankruptcy Court requires the payment of such interest. Subject only to any adjustments which are provided with respect to the Accepting Creditor Settlement if, and to the extent that, the Shareholder Plaintiffs exercise that option:
              (a)  The Contingency Fund will be funded by AMERCO common
stock, provided, however, that AMERCO will have the option:  (i) to replace all
       -----------------------
or any part of the AMERCO common stock in the Contingency Fund with cash from AMERCO's purchase or sale of that stock; and (ii) to distribute the Contingency Fund (when and if any distribution is required) by distributing the AMERCO common stock and/or by distributing cash from AMERCO's purchase or sale of part or all of that stock;
              (b) The Contingency Fund will be held by AMERCO, and will be deemed a perfected pledge by AMERCO for the benefit of the Shareholder Plaintiffs, until (if ever) payment of interest under the Share Case Judgment after the Petition Date is finally adjudicated and ordered, or until the issue of such payment of interest has been finally adjudicated and concluded in all litigation involving that issue;
              (c)  The Contingency Fund will be sufficient in value at all times to pay the interest when and if such payment is required;
              (d)  If and when the Contingency Fund is distributed, it will be distributed pro rata to the Shareholder Plaintiffs entitled to receive such
               --------
distributions in accordance with the proportions established in paragraph 1 of the Share Case Judgment; and
              (e)  If and when the Contingency Fund is distributed, it will be distributed in settlement and payment of the damages included in the Share Case Claims of the Shareholder Plaintiffs.
         2.16 Court.  This term will be completely synonymous and
              -----
interchangeable with Bankruptcy Court, which is defined in a preceding section of this Article II.
         2.17 Creditor.  This term will refer to and mean "creditor" as
              --------
defined in Bankruptcy Code (SECTION)101(10), 11 U.S.C. (SECTION)101(10), and will include every holder of a Claim, whether or not such Claim is an Allowed Claim.
         2.18 Debtor.  This term will refer to and mean Edward J. Shoen, in
              ------
all capacities, including, but not limited to: (a) Edward J. Shoen, individually; (b) the Estate of Edward J. Shoen; and (c) Edward J. Shoen, as the representative of the Estate.
         2.19 Debtor Professionals.  This term will refer to and mean the law
              --------------------
firm of Streich Lang, a Professional Association, and any and all other professionals which the Debtor or the Reorganized Debtor retains to assist in the conduct of the Reorganization Case or to provide professional services for a specified special purpose, all in accordance with Bankruptcy Code (SECTION)(SECTION)327(a) and 327(e), 11 U.S.C. (SECTION)(SECTION)327(a) and 327(e).
         2.20 Director Defendants.  This term will refer to and mean
              -------------------
Edward J. Shoen, James P. Shoen, John M. Dodds, Aubrey K. Johnson, and William
E. Carty, wherever they are referred to collectively in the Plan.
         2.21 Disbursing Agent.  This term will refer to and mean the
              ----------------
individual or entity selected by the Debtor and approved by the Bankruptcy Court to act as the signatory on the Distribution Account. The Disbursing Agent, which may be the Reorganized Debtor, will be identified by the Debtor and approved by an order of the Court (which may be, but is not limited to, the Confirmation Order).
         2.22 Dischargeability Litigation.  This term will refer to and mean
              ---------------------------
the adversary proceedings which the Shareholder Plaintiffs have filed against the Debtor and the other Director Defendants alleging: (a) that the Share Case Judgment Amount, including interest from and after the Petition Date, is a non-dischargeable debt of the Debtor and the other Director Defendants under certain provisions of Bankruptcy Code (SECTION)523(a), 11 U.S.C. (SECTION)523(a);
(b) that in the case of Edward J. Shoen, the Punitive Damages Claim, also including interest from and after the Petition Date, is a non-dischargeable debt of that particular Director Defendant under certain provisions of Bankruptcy Code (SECTION)523(a), 11 U.S.C. (SECTION)523(a); and (c) that in the cases of certain Director Defendants (i.e., Edward J. Shoen and James P. Shoen),
                                      ----
discharges should be denied based on certain provisions of Bankruptcy Code (SECTION)727(a), 11 U.S.C. (SECTION)727(a). The Debtor and the other Director Defendants dispute the Shareholder Plaintiffs' contentions in the Dischargeability Litigation and deny that the Shareholder Plaintiffs are entitled to any of the relief requested in that litigation.
         2.23 Disclosure Statement.  This term will refer to and mean the
              --------------------
Disclosure Statement (dated April 25, 1995 and amended and restated July 28,
1995) presented by the Debtor with respect to the Plan, in its present form or as it may be altered, amended, or modified.
         2.24 Disputed Claim.  This term will refer to and mean every Claim
              --------------
which is not an Allowed Claim.
         2.25 Distribution Account.  This term will refer to and mean a
              --------------------
deposit account(s) in the name of the Reorganized Debtor: (a) which will be established at a federally insured bank or other federally insured financial institution which the Bankruptcy Court approves as a depository institution; (b) on which the Disbursing Agent will be the authorized signatory for the Reorganized Debtor; and (c) from which the Disbursing Agent will pay or tender to Creditors entitled to cash distributions under the Plan the payments due from the Reorganized Debtor under the Plan on the Effective Date and, at the option of the Reorganized Debtor or pursuant to an order of the Bankruptcy Court, such payments due under the Plan after the Effective Date.
         2.26 Effective Date.  This term will refer to and mean the first
              --------------
Business Day after the last of the following dates and events has occurred, unless and to the extent that such conditions have been waived, wholly or partially, by the Debtor or the Reorganized Debtor in the exercise of his sole and absolute discretion: (a) one hundred twenty (120) days after the date on which the Confirmation Order has become final and non-appealable without any appeal, review, or other challenge of any kind to that order having been taken or being still timely; and (b) January 1, 1996, provided, however, that if the
                                                -----------------------
condition described in the preceding subsection (a) has been satisfied or waived earlier than January 1, 1996, the Debtor or the Reorganized Debtor will be entitled to establish the Effective Date earlier than January 1, 1996. Except where performance earlier than the Effective Date is expressly required by the Plan or where it is lawful and expressly permitted by the Plan to perform after the Effective Date, performance under the Plan will be due on the Effective Date. The Debtor and the Reorganized Debtor will have the right, but not the obligation, to render any or all of the performance under the Plan prior to what otherwise would be the Effective Date if the Debtor or the Reorganized Debtor deems it appropriate to do so, including, but not limited to, the right to perform under any circumstances which would moot any appeal, review, or other challenge of any kind to the Confirmation Order if the Confirmation Order is not stayed pending such appeal, review, or other challenge.
         2.27 Estate.  This term will refer to and mean the bankruptcy estate
              ------
of the Debtor created under Bankruptcy Code (SECTION)541, 11 U.S.C.
(SECTION)541.
         2.28 Executory Contract.  This term will refer to and mean every
              ------------------
unexpired lease and other contract which is subject to being assumed or rejected under Bankruptcy Code (SECTION)365, 11 U.S.C. (SECTION)365.
         2.29 General Unsecured Claim.  This term will refer to and mean
              -----------------------
every Unsecured Claim against the Debtor (including, but not limited to, every such Claim arising from the rejection of an Executory Contract), which will be classified and paid under the Plan as the Plan provides for Class 4 Claims, and which is not an Administrative Claim, a Priority Unsecured Claim, a Share Case Claim, a Punitive Damage Claim, a Securities Litigation Claim, or a Share Case Judgment Codebtor Claim.
         2.30 Impoundment Trust.  This term will refer to and mean the trust
              -----------------
which will be the receptacle for all payments made, and/or property deposited in lieu of cash payments, on account of the Claims of the Creditors holding the Punitive Damage Claim. The Impoundment Trust will be established on the Effective Date to receive and impound all distributions made on account of the Punitive Damage Claim so long as it is a Disputed Claim and to disburse all accumulated distributions with respect to the Punitive Damage Claim as and when, and to the extent that, it becomes an Allowed Claim. The Impoundment Trust will be governed by the following terms and procedures:
              (a) The Impoundment Trust will be an entity separate and independent from the Reorganized Debtor and AMERCO. The Creditors holding the Punitive Damage Claim will be the beneficiaries of the Impoundment Trust; and each such Creditor will hold a pro rata interest in the Impoundment Trust to the
                               --------
extent of each such Creditor's pro rata interest in the Punitive Damage Claim.
                               --------
The Debtor will be the settlor and the residual beneficiary of the Impoundment Trust;
              (b)  The trustee of the Impoundment Trust will be an
individual or entity proposed by the Debtor or the Reorganized Debtor and approved by the Bankruptcy Court. The trustee will be separate and independent from the Reorganized Debtor and AMERCO;
              (c)  The powers and duties of the trustee of the Impoundment
Trust will be limited to the sequestration, investment, and eventual distribution of the proceeds held in trust. The proceeds held in trust will be sequestered by the trustee and will not be disbursed to the Creditors holding the Punitive Damage Claim unless and until the Punitive Damage Claim becomes an Allowed Claim. Unless otherwise agreed in writing by all of the Creditors holding the Punitive Damage Claim which are the beneficiaries of the Impoundment Trust (in which event such Creditors will bear all risk of losses), the trustee will invest any cash deposits sequestered in the Impoundment Trust only in federally insured deposits or other investments supported by the full faith and credit of the United States;
              (d)  If the Reorganized Debtor deposits into the Impoundment
Trust any property in lieu of cash, then the Reorganized Debtor will have the right, for a period of ninety (90) days after the Punitive Damage Claim becomes an Allowed Claim, to liquidate such property or otherwise substitute and deposit into the Impoundment Trust cash equal to the value of such property before there is any sale, liquidation, or other disposition of the property by the trustee of the Impoundment Trust;
              (e)  All proceeds and property paid into the Impoundment
Trust, after deducting the trustee's fees and any other allowable charges by the trustee, will be deemed payments on the Punitive Damage Claim subject to that Claim becoming an Allowed Claim. The amounts deducted to pay the trustee's fees and other allowable charges (if any) will be for the administration of the Impoundment Trust, and will not be considered payments of the Punitive Damage Claim;
              (f) All proceeds or property remaining sequestered in the Impoundment Trust after full payment of the Punitive Damage Claim will be remitted to the Reorganized Debtor, subject to all of the Reorganized Debtor's other obligations under the Plan, and the Impoundment Trust will terminate; and
              (g)  The Bankruptcy Court will have and retain jurisdiction over the Impoundment Trust and all aspects of its administration.
         2.31 Insider.  This term will refer to and mean every individual and
              -------
entity which is an "insider" as defined in Bankruptcy Code (SECTION)101(31),
11 U.S.C. (SECTION)101(31), or was such an "insider" when the Claim of such individual or entity arose.
         2.32 Petition Date.  This term will refer to and mean the filing
              -------------
date of the voluntary Chapter 11 petition commencing the Reorganization Case, which is February 21, 1995.
         2.33 Plan.  This term will refer to and mean this "Amended And
              ----                                          -----------
Restated Debtor's Plan Of Reorganization Proposed By Edward J. Shoen" and every
- --------------------------------------------------------------------
modification thereof, if any, filed by the Debtor.
         2.34 Priority Unsecured Claim.  This term will refer to and mean
              ------------------------
every Unsecured Claim against the Debtor which is not an Administrative Claim, a Share Case Claim, a Punitive Damage Claim, a Securities Litigation Claim, or
a Share Case Judgment Codebtor Claim, and which is asserted by the Creditor holding such Claim to be entitled to priority under any applicable provision(s) of Bankruptcy Code (SECTION)507, 11 U.S.C. (SECTION)507.
         2.35 Professional Charges.  This term will refer to and mean the
              --------------------
allowed interim and final professional fees and expenses charged by the
Chapter 11 professionals employed with the approval of the Bankruptcy Court in the Reorganization Case.
         2.36 Punitive Damage Claim.  This term will refer to and mean every
              ---------------------
Claim against the Debtor which is asserted by the Creditor holding such Claim to arise from the judgment entered in the Arizona Litigation on February 21, 1995 with respect to punitive damages against the Debtor. The Punitive Damage Claim is a Disputed Claim, and is classified in Class 5 under the Plan and paid as the Plan provides for that Class.
         2.37 Reorganization Case.  This term will refer to and mean the case
              -------------------
under Chapter 11 of the Bankruptcy Code which was commenced by the filing of a voluntary Chapter 11 petition by the Debtor on the Petition Date.
         2.38 Reorganized Debtor.  This term will refer to and mean the
              ------------------
Debtor from and after the Confirmation Date. Unless otherwise expressly stated or the context otherwise requires, alternative references to "the Debtor or the Reorganized Debtor" throughout various provisions of the Plan are intended to anticipate whether an event may occur before or after the Confirmation Date; and such alternative references do not attempt to distinguish between the Debtor and the Reorganized Debtor. Any settlement or agreement made by the Debtor as part of the Plan before the Confirmation Date will survive the Confirmation Date and the Effective Date and will bind both the Reorganized Debtor and every other party to such settlement or agreement (including, but not limited to, the provisions of the Plan as confirmed).
         2.39 Secured Claim.  This term will refer to and mean every Claim
              -------------
against the Debtor (including every secured portion of a Claim which is not fully secured) which is asserted by the Creditor holding such Claim to be secured by a lien, security interest, or assignment encumbering property in which the Debtor has an interest, provided, however, that such Claim will be
                                  -----------------------
a Secured Claim only to the extent of the validity, perfection, and enforceability of the claimed lien, security interest, or assignment and only to the extent of the value of the interest of the Creditor holding such Claim against such property of the Debtor.
         2.40 Secured Creditor.  This term will refer to and mean every
              ----------------
Creditor which holds a Secured Claim in the Reorganization Case.
         2.41 Securities Litigation Claims.  This term will refer to and mean
              ----------------------------
every Claim which is asserted against the Debtor in certain litigation pending in the United States District Court for the District of Nevada in Case Nos. CV-N-94-771-ECR, CV-N-94-810-ECR, CV-N-94-811-ECR, and CV-N-94-821-ECR. Unless
and until the Securities Litigation Claims are finally adjudicated or finally settled, those Claims are Disputed Claims; and those Claims are classified and treated in Class 6 under the Plan.
         2.42 Settlement Trust.  This term will refer to and mean the trust
              ----------------
established on the Effective Date which will be the receptacle for all of the Settlement Trust Property transferred to the Shareholder Plaintiffs in settlement and payment of the damages included in their Share Case Claims. The Settlement Trust will be governed by the following terms and procedures:
              (a) The Settlement Trust will be an entity separate and independent from the Reorganized Debtor and AMERCO. The beneficiaries of the Settlement Trust will be Leonard S. Shoen, Samuel W. Shoen, Michael L. Shoen, Mary Anna (Shoen) Eaton, Cecilia (Shoen) Hanlon, Theresa (Shoen) Romero, and Katrina (Shoen) Carlson, or any written designee(s) of any of those individuals. Each such Creditor will receive an undivided, fractional beneficial interest in the Settlement Trust, which will be evidenced by a trust certificate issued by the trustee of the trust. That fractional interest will be computed and established in accordance with the proportions described in paragraph 1 of the Share Case Judgment. Creditors electing to participate in the Accepting Creditor Settlement will not participate in and will not have any interest in the Settlement Trust; and the fractional interests of the beneficiaries of the Settlement Trust and the aggregate of the Settlement Trust Property will be adjusted proportionately in accordance with the total amounts of the Share Case Claims which are settled pursuant to the Accepting Creditor Settlement. The trustee of the Settlement Trust will be initially an individual or entity proposed by the Debtor or the Reorganized Debtor and approved by the Bankruptcy Court. The trustee will be separate and independent from the Reorganized Debtor and AMERCO. When the Effective Date has occurred and the Settlement Trust has been funded, the beneficiaries then will have the right to terminate the Settlement Trust or to change the trustee to any individual or entity which they may prefer;
              (b)  Subject to applicable state or federal securities laws
(if any), the trust certificates issued to the Creditors holding the Share Case Claims will be freely transferable. Each of the holders of those trust certificates and/or their respective successors-in-interest will have the right to direct the trustee to sell or otherwise liquidate the Settlement Trust Property proportionate to such trust certificate holder's interest in the Settlement Trust and to distribute the proceeds to the trust certificate holder;
              (c) The assets of the Settlement Trust will be the Settlement Trust Property (including, but not limited to, all income and proceeds thereof) which will be transferred into the Settlement Trust as of the Effective Date;
              (d)  The trustee will establish a trust account into which the net income and proceeds received by the trustee with respect to the Settlement Trust Property will be deposited. Such net income and proceeds will be disbursed on a monthly basis to the holders of the trust certificates in accordance with each trust certificate holder's percentage interest in the Settlement Trust;
              (e)  The powers and duties of the trustee of the Settlement
Trust will be limited to sequestration, investment, management, and disbursement of the property held in trust and the income and proceeds of that property.
From and after the Effective Date, the holders of the trust certificates will have the power to direct the trustee and will bear all risk of losses on their respective trust accounts; and
              (f)  For the period from the Effective Date to the three (3)
month anniversary of the Effective Date, the Reorganized Debtor or AMERCO will pay the fees and any other allowable charges of the trustee of the Settlement Trust proposed by the Debtor or the Reorganized Debtor and approved by the Bankruptcy Court. Such payment may be made in cash or by increasing the Settlement Trust Property transferred on the Effective Date. From and after the three (3) month anniversary of the Effective Date, and since the Shareholder Plaintiffs will have complete control of the Settlement Trust beginning on the Effective Date (including the right to change the trustee or to terminate the trust), all trustee's fees and other charges will be paid from the assets or by the beneficiaries of the trust.
         2.43 Settlement Trust Property.  This term will refer to and mean
              -------------------------
the property which will be transferred on the Effective Date into the Settlement Trust, and which will consist of the following: (i) registered, Series "D" cumulative, non-voting preferred stock of AMERCO; (ii) Class C Pass-Through Certificates of U-Haul Self Storage Trust 1993-1 Commercial Mortgage Asset Pass-Through Certificates; (iii) beneficial interests in and to certain mortgage loans (including all rights to receive payments thereon after the Effective
Date) secured by first priority liens on the properties subject to such mortgage loans; and (iv) certain real property. The Settlement Trust Property will be identified and transferred into the Settlement Trust in accordance with the following terms and procedures:
              (a) The Debtor will identify in writing all of the property which will be transferred into the Settlement Trust, and will state the values of the property. Before, and in conjunction with, the Confirmation Hearing, the Debtor may propose reasonable modifications and supplements of such written statement(s) so that (among other things): (i) appropriate adjustments will be made if any of the Shareholder Plaintiffs chooses the Accepting Creditor

Settlement; and (ii) the Shareholder Plaintiffs participating in the Settlement Trust will be assured of receiving value in accordance with their proportionate shares of the Shareholder Plaintiffs' Effective Date Payoff from the Settlement Trust and the Stock Exchange Distribution; and
              (b)  If there is any dispute regarding the value or
composition of the Settlement Trust Property or any other related matter, the dispute will be resolved by the Bankruptcy Court at, or in conjunction with, the Confirmation Hearing; and the Bankruptcy Court will have and retain jurisdiction to address any such matters after the Confirmation Date if it is necessary and appropriate to do so in order to facilitate consummation of the Plan.
         2.44 Share Case Claim.  This term will refer to and mean every Claim
              ----------------
against the Debtor which is asserted by the Creditor holding such Claim to arise from the Share Case Judgment, provided, however, that the Share Case Claims will
                              -----------------------
not include any Share Case Judgment Codebtor Claims. Unless the Creditor elects to be treated and paid pursuant to the Accepting Creditor Settlement, the Share Case Claims otherwise will be classified and paid under the Plan as the Plan provides for Class 3A, Class 3B, Class 3C, Class 3D, Class 3E, Class 3F, and Class 3G, respectively. Specifically, the Share Case Claim of each Shareholder Plaintiff consists of all of the following:
              (a) The following amounts, which are stated in accordance with paragraph 1 of the Share Case Judgment:

                                       Shares of AMERCO
                                         Common Stock      Dollar Amounts
                                       ----------------    --------------

(1) Leonard S. Shoen and/or LSS, Inc.          833,420      $ 21,100,590

(2) Samuel W. Shoen and/or SAMWILL, Inc.     4,041,924       102,256,486

(3) Michael L. Shoen and/or MICKL, Inc.      4,036,304       102,104,639

(4) Mary Anna (Shoen) Eaton
    and/or MARAN, Inc.                       3,343,076        84,576,312

(5) Cecilia (Shoen) Hanlon
    and/or CEMAR, Inc.                       2,331,984        58,996,746

(6) Theresa (Shoen) Romero
    and/or THERMAR, Inc.                     1,651,644        41,784,859

(7) Katrina (Shoen) Carlson and/or
    KATTYDID, Inc.                           2,016,624        51,018,368
                                                            ------------

                        TOTAL                               $461,838,000
                                                            ============

              (b) Whatever interest, if any, is properly chargeable or attributable to each such Share Case Claim and allowed by the Bankruptcy Court; and
              (c)  Whatever costs, expenses, attorneys' fees, and other
charges, if any, are properly chargeable or attributable to each such Share Case Claim and allowed by the Bankruptcy Court.
         The Share Case Claim of each Shareholder Plaintiff is a Disputed
Claim. Among other remedies, the Debtor has an unexpired right to appeal the Share Case Judgment (including the Debtor's alleged liability for the Share Case Judgment Amount).
         2.45 Share Case Judgment.  This term will refer to and mean the
              -------------------
judgment entered in the Arizona Litigation providing for payment of the Share Case Judgment Amount and the Shareholder Plaintiffs' obligation to transfer their AMERCO common stock to the Director Defendants or their designee.

         2.46 Share Case Judgment Amount.  This term will refer to and mean
              --------------------------
the monetary obligations owing to the respective Shareholder Plaintiffs from the Debtor and the other Director Defendants as stated and apportioned in the Share Case Judgment. The Shareholder Plaintiffs' Claims for the Share Case Judgment Amount (including their respective shares thereof) are Disputed Claims subject to, among other remedies, unexpired rights of the Debtor and the other Director Defendants to appeal the Share Case Judgment.
         2.47 Share Case Judgment Codebtor Claim.  This term will refer to
              ----------------------------------
and mean every Claim against the Debtor which is asserted by the Creditor holding such Claim to arise, in accordance with Bankruptcy Code (SECTION)509,
11 U.S.C. (SECTION)509, from rights of contribution, reimbursement, or subrogation (if any such rights exist under applicable law) with respect to payment and/or settlement and satisfaction of the Share Case Judgment. Any Share Case Judgment Codebtor Claims (if any) will be classified and treated as the Plan provides for Class 7.
         2.48 Shareholder Plaintiffs.  This term will refer to and mean,
              ----------------------
separately and collectively, the plaintiffs in the Arizona Litigation, which are as follows: (i) Leonard S. Shoen and/or LSS, Inc.; (ii) Samuel W. Shoen and/or SAMWILL, Inc.; (iii) Michael L. Shoen and/or MICKL, Inc.; (iv) Mary Anna (Shoen) Eaton and/or MARAN, Inc.; (v) Cecilia (Shoen) Hanlon and/or CEMAR, Inc.; (vi) Theresa (Shoen) Romero and/or THERMAR, Inc.; and (vii) Katrina (Shoen) Carlson and/or KATTYDID, Inc. The respective corporations named in the foregoing subdivisions (i) through (vii) are, to the best of the Debtor's knowledge, information and belief, entities which have a legal existence separate from the respective individuals named in those subdivisions, but which are closely held and controlled by those individuals.
         2.49 Shareholder Plaintiffs' Effective Date Payoff.  This term will
              ---------------------------------------------
refer to and mean the stipulated or adjudicated value of the Stock Exchange Distribution and the Settlement Trust Property which the Debtor and the other Director Defendants will cause to be transferred to the Shareholder Plaintiffs in full settlement and satisfaction of the Shareholder Plaintiffs' Disputed Claims under the Share Case Judgment. Because of the belief that the Debtor's Estate and the estates of the other Director Defendants are insolvent, the Debtor and the other Director Defendants propose that the stipulated or adjudicated value of the Shareholder Plaintiffs' Effective Date Payoff will be an amount at least equal to the total of: (a) $461,838,000; plus (b) judgment
                                                             ----
interest thereon at the rate of ten percent (10%) per year from
February 14, 1995, to and including the Petition Date; plus (c) any taxable
                                                       ----
costs awarded against the Debtor and the other Director Defendants pursuant to the Share Case Judgment. The Contingency Fund, which is not included in the Shareholder Plaintiffs' Effective Date Payoff proposed herein, will be established to ensure the payment of interest under the Share Case Judgment from and after the Petition Date if, and only if, it is finally adjudicated that the Shareholder Plaintiffs are entitled to be paid such interest.
         2.50 Stock Exchange Distributees.  This term will refer to and mean
              ---------------------------
those particular Shareholder Plaintiffs which will receive the Stock Exchange Distribution from AMERCO, and which will transfer to AMERCO (or its designee), in exchange for the Stock Exchange Distribution, all of the AMERCO common stock which is identified in paragraph 1 of the Share Case Judgment. The Stock Exchange Distributees are the record owners of the AMERCO common stock which AMERCO (or its designee) will acquire in the exchange. The Debtor is informed and believes that the Stock Exchange Distributees are and will be LSS, Inc.,

SAMWILL, Inc., MICKL, Inc., MARAN, Inc., CEMAR, Inc., THERMAR, Inc., KATTYDID, Inc., and Katrina (Shoen) Carlson.
         2.51 Stock Exchange Distribution.  This term will refer to and mean
              ---------------------------
the registered, Series "B" cumulative, non-voting preferred stock of AMERCO which will be transferred on the Effective Date to each of the Shareholder Plaintiffs which are the Stock Exchange Distributees, in exchange for the shares of AMERCO common stock which are to be transferred pursuant to the Share Case Judgment. The Stock Exchange Distribution will be part of a simultaneous and fully integrated closing on the Effective Date whereby: (a) the Stock Exchange Distribution will be made to the Stock Exchange Distributees; (b) the Settlement Trust Property will be transferred into the Settlement Trust; (c) the Shareholder Plaintiffs' AMERCO common stock will be transferred to AMERCO (or its designee), whether by voluntary delivery and/or by appropriate notations on the books and records of AMERCO; and (d) the Contingency Fund will be established (and distributions therefrom will be made if required on the Effective Date). The foregoing provisions regarding the Stock Exchange Distribution and the closing on the Effective Date are and will be subject to the provisions of the Accepting Creditor Settlement with respect to each of the Shareholder Plaintiffs electing that option.
         2.52 Unsecured Claim.  This term will refer to and mean every Claim
              ---------------
against the Debtor, regardless of the priority of such Claim, which is not a Secured Claim as defined in a preceding section of this Article II.
         2.53 Unsecured Committee.  This term will refer to and mean the
              -------------------
Official Committee of Unsecured Creditors as appointed by the United States Trustee pursuant to Bankruptcy Code (SECTION)1102(a)(1), 11 U.S.C. (SECTION)1102(a)(1).

         2.54 Unsecured Creditor.  This term will refer to and mean every
              ------------------
Creditor which holds an Unsecured Claim in the Reorganization Case.

                              ARTICLE III
                              -----------
         CLASSIFICATION OF CLAIMS AND THE DEBTOR'S EQUITY INTEREST
         ---------------------------------------------------------

         All Claims and the Debtor's equity interest are classified under the Plan as hereafter stated in this Article. As of the Confirmation Hearing, any Class of Claims which is not occupied by an Allowed Claim (or a Claim temporarily or provisionally allowed by the Bankruptcy Court for voting purposes) will be deemed deleted automatically from the Plan with respect to voting on confirmation of the Plan.
         3.1  Class 1:  Administrative Claims.  The Class 1 Claims will be
              -------------------------------
all Claims which are Administrative Claims, including all Professional Charges.
         3.2  Class 2:  Priority Unsecured Claims.  The Class 2 Claims will
              -----------------------------------
be all Claims which are Priority Unsecured Claims.
         3.3  Class 3A:  Leonard S. Shoen And/Or LSS, Inc. Share Case Claims.
              --------------------------------------------------------------
The Class 3A Claims will be all Claims of Leonard S. Shoen and/or LSS, Inc. which are Share Case Claims.
         3.4  Class 3B:  Samuel W. Shoen And/Or SAMWILL, Inc. Share Case Claims.
              -----------------------------------------------------------------
The Class 3B Claims will be all Claims of Samuel W. Shoen and/or
SAMWILL, Inc. which are Share Case Claims.
         3.5  Class 3C:  Michael L. Shoen And/Or MICKL, Inc. Share Case Claims.
              -----------------------------------------------------------------
The Class 3C Claims will be all Claims of Michael L. Shoen and/or MICKL,
Inc. which are Share Case Claims.
         3.6  Class 3D:  Mary Anna (Shoen) Eaton And/Or MARAN, Inc. Share
              -----------------------------------------------------------
Case Claims.  The Class 3D Claims will be all Claims of Mary Anna (Shoen) Eaton
- -----------
and/or MARAN, Inc. which are Share Case Claims.

         3.7  Class 3E:  Cecilia (Shoen) Hanlon And/Or CEMAR, Inc. Share Case
              ---------------------------------------------------------------
Claims.  The Class 3E Claims will be all Claims of Cecilia (Shoen) Hanlon and/or
- ------
CEMAR, Inc. which are Share Case Claims.
         3.8  Class 3F:  Theresa (Shoen) Romero And/Or THERMAR, Inc. Share
              ------------------------------------------------------------
Case Claims.  The Class 3F Claims will be all Claims of Theresa (Shoen) Romero
- -----------
and/or THERMAR, Inc. which are Share Case Claims.
         3.9  Class 3G:  Katrina (Shoen) Carlson And/Or KATTYDID, Inc. Share
              --------------------------------------------------------------
Case Claims.  The Class 3G Claims will be all Claims of Katrina (Shoen) Carlson
- -----------
and/or KATTYDID, Inc. which are Share Case Claims.
         3.10 Class 4:  General Unsecured Claims.  The Class 4 Claims will
              ----------------------------------
be all Claims which are General Unsecured Claims.
         3.11 Class 5:  Punitive Damage Claim.  Class 5 Claims will be all
              -------------------------------
Claims of the Creditors holding the Punitive Damage Claim.
         3.12 Class 6:  Securities Litigation Claims.  The Class 6 Claims
              --------------------------------------
will be all Claims which are the Securities Litigation Claims.
         3.13 Class 7:  Share Case Judgment Codebtor Claims.  The Class 7
              ---------------------------------------------
Claims will be all Claims which are the Share Case Judgment Codebtor Claims.
         3.14 Class 8:  Debtor's Equity Interest.  Class 8 contains the
              ----------------------------------
equity interest of the Debtor, who is an individual.

                           ARTICLE IV
                           ----------
   TREATMENT OF CLASSES INDISPUTABLY UNIMPAIRED UNDER THE PLAN
   -----------------------------------------------------------

         4.1  Treatment of Class 1 (Administrative Claims).  The holder of
              --------------------------------------------
every Class 1 Administrative Claim will be paid: (a) fully and in cash on the Effective Date (including any interest allowed by the Bankruptcy Court) if the Claim is then an Allowed Claim; (b) fully and in cash (including any interest allowed by the Bankruptcy Court) when and if the Claim becomes an Allowed Claim after the Effective Date; or (c) as otherwise agreed in writing by the holder of the Allowed Claim or ordered by the Bankruptcy Court. Every Allowed Class 1 Administrative Claim for an operating expense of the Debtor incurred in the ordinary course of the Debtor's business will be paid fully and in cash in the ordinary course of such business (including any payment terms applicable to any such expense). The likely sources of the payments of all Allowed Class 1 Administrative Claims will be: (i) AMERCO, as to Professional Charges; and (ii) otherwise, the Debtor's post-petition income. Accordingly, Class 1 Administrative Claims are unimpaired pursuant to the Plan and Bankruptcy Code
                          ----------
(SECTION)1124, 11 U.S.C. (SECTION)1124, and are deemed to have accepted the
Plan pursuant to Bankruptcy Code (SECTION)1126(f), 11 U.S.C. (SECTION)1126(f).
         4.2  Treatment of Class 2 (Priority Unsecured Claims).  The holder
              ------------------------------------------------
of every Class 2 Priority Unsecured Claim will be paid: (a) fully and in cash on the Effective Date (including any interest allowed by the Bankruptcy Court) if the Claim is then an Allowed Claim; (b) fully and in cash (including any interest allowed by the Bankruptcy Court) when and if the Claim becomes an Allowed Claim after the Effective Date; (c) fully and in cash (including any interest allowed by the Bankruptcy Court) with respect to any Allowed Claim for unpaid taxes of the kind provided in Bankruptcy Code (SECTION)507(a)(8),
11 U.S.C. (SECTION)507(a)(8), provided, however, that as permitted by Bankruptcy
                              -----------------------
Code (SECTION)1129(a)(9), 11 U.S.C. (SECTION)1129(a)(9), any such Allowed Claim will be paid in deferred quarterly cash payments of principal and market rate interest payable in arrears over a period of six (6) years from and after the date of assessment of such Claim; or (d) as otherwise agreed in writing by the holder of the Allowed Claim or ordered by the Bankruptcy Court. If there is any dispute between the Debtor and the Creditors holding the Priority Unsecured

Claims, including any dispute regarding the appropriate market rate of interest from and after the Effective Date, that dispute will be resolved and adjudicated by the Bankruptcy Court at, or in conjunction with, the Confirmation Hearing.
As an appropriate market interest rate, the Debtor proposes eight percent (8%) per year. The likely sources of the payments of all such Allowed Claims, if there are any such Allowed Claims, will be the Debtor's post-petition income. Accordingly, Class 2 Claims are unimpaired pursuant to the Plan and Bankruptcy
                                ----------
Code (SECTION)1124, 11 U.S.C. (SECTION)1124, and are deemed to have accepted the Plan pursuant to Bankruptcy Code (SECTION)1126(f), 11 U.S.C. (SECTION)1126(f).

                            ARTICLE V
                            ---------
                  TREATMENT OF CLASS 3A CLAIMS
                  ----------------------------
      (LEONARD S. SHOEN AND/OR LSS, INC. SHARE CASE CLAIMS)
      -----------------------------------------------------

         5.1 If the Creditors holding the Class 3A Claims elect to participate in the Accepting Creditor Settlement and vote to accept the Plan as required in the Accepting Creditor Settlement, the Class 3A Claims will be treated and paid in accordance with the Accepting Creditor Settlement.
         5.2 If the Creditors holding the Class 3A Claims do not elect to participate in the Accepting Creditor Settlement, the Class 3A Claims will be paid a proportionate share of the Shareholder Plaintiffs' Effective Date Payoff pursuant to the Stock Exchange Distribution and the funding of the Settlement Trust. The Contingency Fund will be established to ensure that the Creditors holding the Class 3A Claims will be paid interest under the Share Case Judgment from and after the Petition Date if, and only if, it is finally adjudicated that the Shareholder Plaintiffs are entitled to be paid such interest.
         5.3 When the Creditors holding the Class 3A Claims either: (a) receive payment pursuant to the Accepting Creditor Settlement (if elected by the

Creditors); or (b) receive a proportionate share of the Shareholder Plaintiffs' Effective Date Payoff pursuant to the Stock Exchange Distribution and the funding of the Settlement Trust (and the Contingency Fund is established as provided in the Plan), all of the AMERCO common stock held by the Creditors as of the Petition Date will be transferred immediately and automatically to AMERCO (or its designee). As part of the simultaneous and fully integrated closing which will occur between the Reorganized Debtor and the Shareholder Plaintiffs to implement the Plan on the Effective Date, the Creditors holding the Class 3A Claims will be obliged to deliver to AMERCO (or its designee) all evidence of the Creditors' ownership of AMERCO common stock, including specifically, but not limited to, the AMERCO common stock certificates.  Any failure or refusal of the Creditors to comply with this obligation will not prohibit or delay AMERCO (or its designee) from causing and executing the transfer of the Creditors' AMERCO common stock on the books and records of AMERCO.
         5.4 The source of the money or property which will be paid or transferred to satisfy the Class 3A Claims will be AMERCO (including any involved affiliate, subsidiary, or designee thereof).
         5.5  The Class 3A Claims are impaired pursuant to the Plan.
                                      --------

                           ARTICLE VI
                           ----------
                  TREATMENT OF CLASS 3B CLAIMS
                  ----------------------------
    (SAMUEL W. SHOEN AND/OR SAMWILL, INC. SHARE CASE CLAIMS)
    --------------------------------------------------------

         6.1 If the Creditors holding the Class 3B Claims elect to participate in the Accepting Creditor Settlement and vote to accept the Plan as required in the Accepting Creditor Settlement, the Class 3B Claims will be treated and paid in accordance with the Accepting Creditor Settlement.

         6.2 If the Creditors holding the Class 3B Claims do not elect to participate in the Accepting Creditor Settlement, the Class 3B Claims will be paid a proportionate share of the Shareholder Plaintiffs' Effective Date Payoff pursuant to the Stock Exchange Distribution and the funding of the Settlement Trust. The Contingency Fund will be established to ensure that the Creditors holding the Class 3B Claims will be paid interest under the Share Case Judgment from and after the Petition Date if, and only if, it is finally adjudicated that the Shareholder Plaintiffs are entitled to be paid such interest.
         6.3 When the Creditors holding the Class 3B Claims either: (a) receive payment pursuant to the Accepting Creditor Settlement (if elected by the Creditors); or (b) receive a proportionate share of the Shareholder Plaintiffs' Effective Date Payoff pursuant to the Stock Exchange Distribution and the funding of the Settlement Trust (and the Contingency Fund is established as provided in the Plan), all of the AMERCO common stock held by the Creditors as of the Petition Date will be transferred immediately and automatically to AMERCO (or its designee). As part of the simultaneous and fully integrated closing which will occur between the Reorganized Debtor and the Shareholder Plaintiffs to implement the Plan on the Effective Date, the Creditors holding the Class 3B Claims will be obliged to deliver to AMERCO (or its designee) all evidence of the Creditors' ownership of AMERCO common stock, including specifically, but not limited to, the AMERCO common stock certificates. Any failure or refusal of the Creditors to comply with this obligation will not prohibit or delay AMERCO (or its designee) from causing and executing the transfer of the Creditors' AMERCO common stock on the books and records of AMERCO.

         6.4 The source of the money or property which will be paid or transferred to satisfy the Class 3B Claims will be AMERCO (including any involved affiliate, subsidiary, or designee thereof).
         6.5  The Class 3B Claims are impaired pursuant to the Plan.
                                      --------

                           ARTICLE VII
                           -----------
                  TREATMENT OF CLASS 3C CLAIMS
                  ----------------------------
     (MICHAEL L. SHOEN AND/OR MICKL, INC. SHARE CASE CLAIMS)
     -------------------------------------------------------

         7.1 If the Creditors holding the Class 3C Claims elect to participate in the Accepting Creditor Settlement and vote to accept the Plan as required in the Accepting Creditor Settlement, the Class 3C Claims will be treated and paid in accordance with the Accepting Creditor Settlement.
         7.2 If the Creditors holding the Class 3C Claims do not elect to participate in the Accepting Creditor Settlement, the Class 3C Claims will be paid a proportionate share of the Shareholder Plaintiffs' Effective Date Payoff pursuant to the Stock Exchange Distribution and the funding of the Settlement Trust. The Contingency Fund will be established to ensure that the Creditors holding the Class 3C Claims will be paid interest under the Share Case Judgment from and after the Petition Date if, and only if, it is finally adjudicated that the Shareholder Plaintiffs are entitled to be paid such interest.
         7.3 When the Creditors holding the Class 3C Claims either: (a) receive payment pursuant to the Accepting Creditor Settlement (if elected by the Creditors); or (b) receive a proportionate share of the Shareholder Plaintiffs' Effective Date Payoff pursuant to the Stock Exchange Distribution and the funding of the Settlement Trust (and the Contingency Fund is established as provided in the Plan), all of the AMERCO common stock held by the Creditors as of the Petition Date will be transferred immediately and automatically to AMERCO

(or its designee). As part of the simultaneous and fully integrated closing which will occur between the Reorganized Debtor and the Shareholder Plaintiffs to implement the Plan on the Effective Date, the Creditors holding the Class 3C Claims will be obliged to deliver to AMERCO (or its designee) all evidence of the Creditors' ownership of AMERCO common stock, including specifically, but not limited to, the AMERCO common stock certificates. Any failure or refusal of the Creditors to comply with this obligation will not prohibit or delay AMERCO (or its designee) from causing and executing the transfer of the Creditors' AMERCO common stock on the books and records of AMERCO.
         7.4 The source of the money or property which will be paid or transferred to satisfy the Class 3C Claims will be AMERCO (including any involved affiliate, subsidiary, or designee thereof).
         7.5  The Class 3C Claims are impaired pursuant to the Plan.
                                      --------

                          ARTICLE VIII
                          ------------
                  TREATMENT OF CLASS 3D CLAIMS
                  ----------------------------
 (MARY ANNA (SHOEN) EATON AND/OR MARAN, INC. SHARE CASE CLAIMS)
 --------------------------------------------------------------

         8.1  If the Creditors holding the Class 3D Claims elect to participate in the Accepting Creditor Settlement and vote to accept the Plan as required in the Accepting Creditor Settlement, the Class 3D Claims will be treated and paid in accordance with the Accepting Creditor Settlement.
         8.2 If the Creditors holding the Class 3D Claims do not elect to participate in the Accepting Creditor Settlement, the Class 3D Claims will be paid a proportionate share of the Shareholder Plaintiffs' Effective Date Payoff pursuant to the Stock Exchange Distribution and the funding of the Settlement Trust. The Contingency Fund will be established to ensure that the Creditors holding the Class 3D Claims will be paid interest under the Share Case Judgment from and after the Petition Date if, and only if, it is finally adjudicated that the Shareholder Plaintiffs are entitled to be paid such interest.
         8.3 When the Creditors holding the Class 3D Claims either: (a) receive payment pursuant to the Accepting Creditor Settlement (if elected by the Creditors); or (b) receive a proportionate share of the Shareholder Plaintiffs' Effective Date Payoff pursuant to the Stock Exchange Distribution and the funding of the Settlement Trust (and the Contingency Fund is established as provided in the Plan), all of the AMERCO common stock held by the Creditors as of the Petition Date will be transferred immediately and automatically to AMERCO (or its designee). As part of the simultaneous and fully integrated closing which will occur between the Reorganized Debtor and the Shareholder Plaintiffs to implement the Plan on the Effective Date, the Creditors holding the Class 3D Claims will be obliged to deliver to AMERCO (or its designee) all evidence of the Creditors' ownership of AMERCO common stock, including specifically, but not limited to, the AMERCO common stock certificates. Any failure or refusal of the Creditors to comply with this obligation will not prohibit or delay AMERCO (or its designee) from causing and executing the transfer of the Creditors' AMERCO common stock on the books and records of AMERCO.
         8.4 The source of the money or property which will be paid or transferred to satisfy the Class 3D Claims will be AMERCO (including any involved affiliate, subsidiary, or designee thereof).
         8.5  The Class 3D Claims are impaired pursuant to the Plan.
                                      --------

                           ARTICLE IX
                           ----------
                  TREATMENT OF CLASS 3E CLAIMS
                  ----------------------------
  (CECILIA (SHOEN) HANLON AND/OR CEMAR, INC. SHARE CASE CLAIMS)
  -------------------------------------------------------------

         9.1  If the Creditors holding the Class 3E Claims elect to participate in the Accepting Creditor Settlement and vote to accept the Plan as required in the Accepting Creditor Settlement, the Class 3E Claims will be treated and paid in accordance with the Accepting Creditor Settlement.
         9.2 If the Creditors holding the Class 3E Claims do not elect to participate in the Accepting Creditor Settlement, the Class 3E Claims will be paid a proportionate share of the Shareholder Plaintiffs' Effective Date Payoff pursuant to the Stock Exchange Distribution and the funding of the Settlement Trust. The Contingency Fund will be established to ensure that the Creditors holding the Class 3E Claims will be paid interest under the Share Case Judgment from and after the Petition Date if, and only if, it is finally adjudicated that the Shareholder Plaintiffs are entitled to be paid such interest.
         9.3 When the Creditors holding the Class 3E Claims either: (a) receive payment pursuant to the Accepting Creditor Settlement (if elected by the Creditors); or (b) receive a proportionate share of the Shareholder Plaintiffs' Effective Date Payoff pursuant to the Stock Exchange Distribution and the funding of the Settlement Trust (and the Contingency Fund is established as provided in the Plan), all of the AMERCO common stock held by the Creditors as of the Petition Date will be transferred immediately and automatically to AMERCO (or its designee). As part of the simultaneous and fully integrated closing which will occur between the Reorganized Debtor and the Shareholder Plaintiffs to implement the Plan on the Effective Date, the Creditors holding the Class 3E Claims will be obliged to deliver to AMERCO (or its designee) all evidence of the Creditors' ownership of AMERCO common stock, including specifically, but not limited to, the AMERCO common stock certificates. Any failure or refusal of the Creditors to comply with this obligation will not prohibit or delay AMERCO (or its designee) from causing and executing the transfer of the Creditors' AMERCO common stock on the books and records of AMERCO.
         9.4 The source of the money or property which will be paid or transferred to satisfy the Class 3E Claims will be AMERCO (including any involved affiliate, subsidiary, or designee thereof).
         9.5  The Class 3E Claims are impaired pursuant to the Plan.
                                      --------

                            ARTICLE X
                            ---------
                   TREATMENT OF CLASS 3F CLAIMS
                   ----------------------------
 (THERESA (SHOEN) ROMERO AND/OR THERMAR, INC. SHARE CASE CLAIMS)
 ---------------------------------------------------------------

         10.1 If the Creditors holding the Class 3F Claims elect to participate in the Accepting Creditor Settlement and vote to accept the Plan as required in the Accepting Creditor Settlement, the Class 3F Claims will be treated and paid in accordance with the Accepting Creditor Settlement.
         10.2 If the Creditors holding the Class 3F Claims do not elect to participate in the Accepting Creditor Settlement, the Class 3F Claims will be paid a proportionate share of the Shareholder Plaintiffs' Effective Date Payoff pursuant to the Stock Exchange Distribution and the funding of the Settlement Trust. The Contingency Fund will be established to ensure that the Creditors holding the Class 3F Claims will be paid interest under the Share Case Judgment from and after the Petition Date if, and only if, it is finally adjudicated that the Shareholder Plaintiffs are entitled to be paid such interest.
         10.3 When the Creditors holding the Class 3F Claims either: (a) receive payment pursuant to the Accepting Creditor Settlement (if elected by the

Creditors); or (b) receive a proportionate share of the Shareholder Plaintiffs' Effective Date Payoff pursuant to the Stock Exchange Distribution and the funding of the Settlement Trust (and the Contingency Fund is established as provided in the Plan), all of the AMERCO common stock held by the Creditors as of the Petition Date will be transferred immediately and automatically to AMERCO (or its designee). As part of the simultaneous and fully integrated closing which will occur between the Reorganized Debtor and the Shareholder Plaintiffs to implement the Plan on the Effective Date, the Creditors holding the Class 3F Claims will be obliged to deliver to AMERCO (or its designee) all evidence of the Creditors' ownership of AMERCO common stock, including specifically, but not limited to, the AMERCO common stock certificates.  Any failure or refusal of the Creditors to comply with this obligation will not prohibit or delay AMERCO (or its designee) from causing and executing the transfer of the Creditors' AMERCO common stock on the books and records of AMERCO.
         10.4 The source of the money or property which will be paid or transferred to satisfy the Class 3F Claims will be AMERCO (including any involved affiliate, subsidiary, or designee thereof).
         10.5 The Class 3F Claims are impaired pursuant to the Plan.
                                      --------

                           ARTICLE XI
                           ----------
                  TREATMENT OF CLASS 3G CLAIMS
                  ----------------------------
(KATRINA (SHOEN) CARLSON AND/OR KATTYDID, INC. SHARE CASE CLAIMS)
- -----------------------------------------------------------------

         11.1 If the Creditors holding the Class 3G Claims elect to participate in the Accepting Creditor Settlement and vote to accept the Plan as required in the Accepting Creditor Settlement, the Class 3G Claims will be treated and paid in accordance with the Accepting Creditor Settlement.

         11.2 If the Creditors holding the Class 3G Claims do not elect to participate in the Accepting Creditor Settlement, the Class 3G Claims will be paid a proportionate share of the Shareholder Plaintiffs' Effective Date Payoff pursuant to the Stock Exchange Distribution and the funding of the Settlement Trust. The Contingency Fund will be established to ensure that the Creditors holding the Class 3G Claims will be paid interest under the Share Case Judgment from and after the Petition Date if, and only if, it is finally adjudicated that the Shareholder Plaintiffs are entitled to be paid such interest.
         11.3 When the Creditors holding the Class 3G Claims either: (a) receive payment pursuant to the Accepting Creditor Settlement (if elected by the Creditors); or (b) receive a proportionate share of the Shareholder Plaintiffs' Effective Date Payoff pursuant to the Stock Exchange Distribution and the funding of the Settlement Trust (and the Contingency Fund is established as provided in the Plan), all of the AMERCO common stock held by the Creditors as of the Petition Date will be transferred immediately and automatically to AMERCO (or its designee). As part of the simultaneous and fully integrated closing which will occur between the Reorganized Debtor and the Shareholder Plaintiffs to implement the Plan on the Effective Date, the Creditors holding the Class 3G Claims will be obliged to deliver to AMERCO (or its designee) all evidence of the Creditors' ownership of AMERCO common stock, including specifically, but not limited to, the AMERCO common stock certificates.
Any failure or refusal of the Creditors to comply with this obligation will not prohibit or delay AMERCO (or its designee) from causing and executing the transfer of the Creditors' AMERCO common stock on the books and records of AMERCO.

         11.4 The source of the money or property which will be paid or transferred to satisfy the Class 3G Claims will be AMERCO (including any involved affiliate, subsidiary, or designee thereof).
         11.5 The Class 3G Claims are impaired pursuant to the Plan.
                                      --------

                           ARTICLE XII
                           -----------
                   TREATMENT OF CLASS 4 CLAIMS
                   ---------------------------
                   (GENERAL UNSECURED CLAIMS)
                   --------------------------

         12.1 All Class 4 Claims which are Allowed Claims will be paid in full and in cash as hereafter provided in this Article XII.
         12.2 The General Unsecured Claims which are Allowed Claims will be paid as follows from funds deposited into the Distribution Account:
              (a)  On the Effective Date, the Reorganized Debtor will pay into the Distribution Account an amount in cash which is not less than one-third (1/3) of the amount of all General Unsecured Claims which are Allowed Claims. This amount paid into the Distribution Account will be distributed by the Disbursing Agent to pay pro rata distributions to the General Unsecured
                        --------
Creditors holding Allowed Class 4 Claims;
              (b)  On or before the six (6) month anniversary of the
Effective Date, the Reorganized Debtor will pay into the Distribution Account an additional amount in cash which is not less than one-third (1/3) of the amount of all General Unsecured Claims which are Allowed Claims. This additional amount paid into the Distribution Account will be distributed by the Disbursing Agent to pay pro rata distributions to the General Unsecured Creditors holding
             --------
Allowed Class 4 Claims;
              (c)  On or before the one (1) year anniversary of the
Effective Date, the Reorganized Debtor will pay into the Distribution Account a further amount in cash which will be sufficient to pay the unpaid balance, if any, of all Allowed Class 4 Claims and any unpaid interest which may be allowed by the Bankruptcy Court with respect to such Claims. The final payment will be distributed by the Disbursing Agent to pay final pro rata distributions to the
                                                 --------
General Unsecured Creditors holding Allowed Class 4 Claims;
              (d)  The distribution provisions in the foregoing subsections
(a) through (c) for General Unsecured Creditors holding Allowed Class 4 Claims will be subject to reserves for any Class 4 Claims which are or may be Disputed Claims. Such reserves, if any, will enable the Reorganized Debtor and/or the Disbursing Agent to make pro rata payments to the Creditors holding any such
                         --------
Disputed Claims when and if those Claims become Allowed Claims; and
              (e)  From and after the Effective Date, interest will accrue and will be payable on the unpaid balance of each Class 4 General Unsecured Claim which is or becomes an Allowed Claim at a market rate of interest determined by the Bankruptcy Court. If there is any dispute between the Debtor and the Creditor holding the General Unsecured Claims regarding the appropriate market interest rate proposed by the Debtor, that dispute will be resolved and adjudicated by the Bankruptcy Court at, or in conjunction with, the
Confirmation Hearing. As an appropriate market interest rate, the Debtor proposes eight percent (8%) per year.
         12.3 The likely source of the payments of the Allowed Class 4
General Unsecured Claims will be the Debtor's post-petition income.
         12.4 The General Unsecured Claims which comprise the Class 4 Claims are impaired pursuant to the Plan.
    --------

                          ARTICLE XIII
                          ------------
                   TREATMENT OF CLASS 5 CLAIMS
                   ---------------------------
                     (PUNITIVE DAMAGE CLAIM)
                     -----------------------

         13.1 The Class 5 Punitive Damage Claim is a Disputed Claim which will be treated as hereafter provided in this Section 13.1 and this Article
XIII:
              (a) On the Effective Date, and annually thereafter on each anniversary of the Effective Date, the Reorganized Debtor will pay cash into the Impoundment Trust, or will deposit property in lieu of cash as provided in
Section 13.2 hereof, which will be sufficient to amortize and to pay in full the Punitive Damage Claim, including any interest thereon which the Reorganized Debtor is required to pay, in equal annual installments by the tenth (10th) anniversary of the Effective Date. Subject to the above-stated amortization provisions, the entire unpaid balance of the Punitive Damage Claim, including any unpaid interest, will be due and payable on the tenth (10th) anniversary of the Effective Date;
              (b) From and after the Effective Date, and until the allowance or disallowance wholly or in part of the Punitive Damage Claim, that Claim will bear interest at a market rate of interest, which will be paid from the payments made on account of the Punitive Damage Claim and which will reduce the principal amount of the Punitive Damage Claim if and to the extent that it becomes an Allowed Claim in a lesser amount. If there is any dispute between the Debtor and the Creditors holding the Punitive Damage Claim regarding the appropriate market interest rate, that dispute will be resolved and adjudicated by the Bankruptcy Court at, or in conjunction with, the Confirmation Hearing.
As an appropriate market interest rate, the Debtor proposes eight percent (8%) per year;

              (c)  The payments of the Punitive Damage Claim by deposits into the Impoundment Trust for the accounts of the Creditors holding the Punitive Damage Claim (including all interest earned thereon) will be disbursed pro rata to the creditors holding the Punitive Damage Claim if and when it
- --------
becomes an Allowed Claim. The Impoundment Trust will terminate at that time; and all subsequent payments (if any) will be made directly to the Creditors then holding the Allowed Punitive Damage Claim; and
              (d) If and to the extent that the Punitive Damage Claim is disallowed in whole or in part, the trustee of the Impoundment Trust will remit to the Reorganized Debtor any cash, or property in lieu of cash, in excess of the amount then required to be deposited in the Impoundment Trust in order to amortize the Punitive Damage Claim as provided in this Article XIII.
         13.2 Unless and until the Punitive Damage Claim is an Allowed Claim, the Reorganized Debtor may, in the exercise of his sole and absolute discretion, deposit into the Impoundment Trust property in lieu of cash comprised of shares of AMERCO common stock then owned by the Reorganized Debtor. In order to credit the value of that AMERCO common stock against the Reorganized Debtor's obligation to amortize the Punitive Damage Claim, the AMERCO common stock deposited into the Impoundment Trust will be deemed to have the value established by the market price of that stock on the date of the deposit.
If the Reorganized Debtor deposits AMERCO common stock in lieu of cash:
              (a) The trustee of the Impoundment Trust will sequester and hold such property until the allowance or disallowance of the Punitive Damage Claim and, for a period of ninety (90) days after the date on which the Punitive Damage Claim becomes an Allowed Claim, the trustee will not sell, liquidate, or otherwise dispose of such property;

              (b)  Until the expiration of ninety (90) days after the date on which the Punitive Damage Claim becomes an Allowed Claim, the Reorganized Debtor will have and retain the right to sell, liquidate, or otherwise dispose of such property and pay into the Impoundment Trust cash equal to the value of such property; and
              (c)  Any dividend or other distribution payable with respect to the stock held in the Impoundment Trust will be retained in the Impoundment Trust, and will be deemed to be paid on account of the Punitive Damage Claim and will reduce the amount of the Punitive Damage Claim if and to the extent it becomes an Allowed Claim.
         13.3 The likely source of the payments of the Punitive Damage Claim will be the income and property of the Reorganized Debtor.
         13.4 The Punitive Damage Claim which comprises the Class 5 Claim is impaired pursuant to the Plan.
- -------

                           ARTICLE XIV
                           -----------
                   TREATMENT OF CLASS 6 CLAIMS
                   ---------------------------
                 (SECURITIES LITIGATION CLAIMS)
                 ------------------------------

         14.1 All Securities Litigation Claims, if, when, and to the extent that they become Allowed Claims, will be paid fully and in cash pursuant to this
Article XIV. All Securities Litigation Claims are Disputed Claims and are subject to subordination pursuant to Bankruptcy Code (SECTION)510(b), 11 U.S.C. (SECTION)510(b), and will be subordinated to all other Claims for purposes of distributions under the Plan.
         14.2 Unless and until the Securities Litigation Claims become
Allowed Claims, no distribution of any kind will be made on account of the Securities Litigation Claims. If, when, and to the extent that the Securities

Litigation Claims become Allowed Claims, they will be treated and paid as follows:
              (a) On the first anniversary of the Effective Date which occurs after the date on which the Securities Litigation Claims become Allowed Claims, and annually thereafter, the Debtor will pay cash into the Distribution Account in an amount sufficient to amortize and to pay in full the Securities Litigation Claims which are Allowed Claims, including any accrued interest thereon, in equal annual installments by the tenth (10th) anniversary of the Effective Date; and
              (b) Subject to the above-stated amortization provisions, the entire unpaid balance of all Securities Litigation Claims (if any) which become Allowed Claims, including any unpaid interest, will be due and payable on the tenth (10th) anniversary of the Effective Date.
         14.3 Unless the Bankruptcy Court orders the payment of interest from any earlier date, each Securities Litigation Claim which becomes an Allowed Claim will bear interest at a market rate of interest from and after the later of: (i) the Effective Date; or (ii) the date on which the Claim becomes an Allowed Claim. If there is any dispute between the Debtor and the Creditors holding the Securities Litigation Claim, regarding the appropriate interest accrual date or the appropriate market interest rate, that dispute will be resolved and adjudicated by the Bankruptcy Court at, or in conjunction with, the Confirmation Hearing. As an appropriate market interest rate, the Debtor proposes eight percent (8%) per year.
         14.4 To the extent that any Allowed Securities Litigation Claim is not satisfied by or through any rights to contribution, reimbursement, or payment by any other individual or entity (all of which the Debtor and the

Reorganized Debtor expressly reserve), the likely source of the payments of any Allowed Securities Litigation Claim will be the post-petition income and property of the Reorganized Debtor.
         14.5 If any settlement is made of the Securities Litigation Claims, that settlement will be deemed incorporated in this Article XIV and will supersede any contrary or inconsistent provisions of this Article.
         14.6 The Securities Litigation Claims which comprise the Class 6 Claims are impaired pursuant to the Plan.
           --------

                           ARTICLE XV
                           ----------
                   TREATMENT OF CLASS 7 CLAIMS
                   ---------------------------
              (SHARE CASE JUDGMENT CODEBTOR CLAIMS)
              -------------------------------------

         15.1 In light of the treatment of the Share Case Claims provided in the Plan, the Debtor does not believe that there are (or will be) any Share Case Judgment Codebtor Claims which are (or will become) Allowed Claims against the Debtor. Accordingly, unless and until any Share Case Judgment Codebtor Claims become Allowed Claims, any such Claims (if any) will be deemed Disputed Claims, and no distributions of any kind will be made on account of any Share Case Judgment Codebtor Claims.
         15.2 If, when, and to the extent that the Share Case Judgment
Codebtor Claims become Allowed Claims, they will be treated and paid as follows:
              (a)  On the first anniversary of the Effective Date which
occurs after the date on which the Share Case Judgment Codebtor Claims become Allowed Claims, and annually thereafter, the Debtor will pay cash into the Distribution Account in an amount sufficient to amortize and to pay in full the Share Case Judgment Codebtor Claims which are Allowed Claims, including any accrued interest thereon, in equal annual installments by the tenth (10th) anniversary of the Effective Date; and
              (b) Subject to the above-stated amortization provisions, the entire unpaid balance of all Share Case Judgment Codebtor Claims (if any) which become Allowed Claims, including any unpaid interest, will be due and payable on the tenth (10th) anniversary of the Effective Date.
         15.3 Unless the Bankruptcy Court orders the payment of interest from any earlier date, each Share Case Judgment Codebtor Claim which becomes an Allowed Claim will bear interest at a market rate of interest from and after the later of: (i) the Effective Date; or (ii) the date on which the Claim becomes an Allowed Claim. If there is any dispute between the Debtor and the Creditors holding the Share Case Judgment Codebtor Claims regarding the appropriate interest accrual date or the appropriate market interest rate, that dispute will be resolved and adjudicated by the Bankruptcy Court at, or in conjunction with, the Confirmation Hearing. As an appropriate market interest rate, the Debtor proposes eight percent (8%) per year.
         15.4 To the extent that any Allowed Share Case Judgment Codebtor
Claim is not satisfied by or through any rights to contribution, reimbursement, or payment by any other individual or entity (all of which the Debtor and the Reorganized Debtor expressly reserve), the likely source of the payments of any Allowed Share Case Judgment Codebtor Claim will be the post-petition income and property of the Reorganized Debtor.
         15.5 The Share Case Judgment Codebtor Claims which comprise the
Class 7 Claims are impaired pursuant to the Plan.
                   --------

                           ARTICLE XVI
                           -----------
          TREATMENT OF CLASS 8 DEBTOR'S EQUITY INTEREST
          ---------------------------------------------

         16.1 Subject to the provisions of the Plan providing for payment in full of the Creditors holding the Allowed Claims in Classes 1 through 7, the Debtor will retain his equity interest, which will revest in the Reorganized Debtor on the Effective Date. In order to retain the equity interest, the Debtor and the Reorganized Debtor have committed to fund the Plan with property of the Debtor as well as post-petition income of the Debtor and the Reorganized Debtor in order to ensure that Creditors will be paid in full as provided in the Plan.
         16.2 The Class 8 Debtor's equity interest is unimpaired pursuant to
                                                      ----------
the Plan.

                          ARTICLE XVII
                          ------------
                 MEANS FOR EXECUTION OF THE PLAN
                 -------------------------------

         The means for execution of the Plan are and will be as follows:
         17.1 The Plan will be funded:  (a) by AMERCO with respect to the
Share Case Claims; and (b) with respect to the other Claims, by the post-petition income and other property of the Debtor and the Reorganized Debtor which will be available to implement the Plan. Identifications throughout the Plan of likely sources of payments will not limit the Debtor or the Reorganized Debtor from funding the Plan by using any lawful sources of the necessary money or other property.
         17.2 Subject to: (a) the use of the Impoundment Trust to sequester and hold payments made with respect to the Punitive Damage Claim (which is a Disputed Claim); and (b) the rights of the Debtor and the Reorganized Debtor to scrutinize, to object to, and/or to subordinate any Claims, the Debtor believes that the Plan is a full payment plan of reorganization for the Creditors whose Claims are classified and paid in Classes 1 through 7 under the Plan.
         17.3 In accordance with Bankruptcy Code (SECTION)1123(b)(3),
11 U.S.C. (SECTION)1123(b)(3), both the Debtor and the Reorganized Debtor will own and retain, and may enforce, compromise, settle, release, or otherwise dispose of, any and all claims, defenses, counterclaims, setoffs, and recoupments belonging to the Debtor or the Estate. Notwithstanding the above-stated reservation of rights and the powers to exercise those rights, and when and if requested by AMERCO as part of AMERCO's agreement to fund the Settlement Trust (and if necessary, the Contingency Fund), the Reorganized Debt or will transfer and assign to AMERCO, wholly or in part, all rights of contribution, reimbursement, or subrogation (if any) against other individuals or entities arising from or related to the Share Case Judgment. Such assigned rights will or may include, without limitation, all Claims (if any) of the Debtor and the other Director Defendants against each other which otherwise would be (or might be) Share Case Judgment Codebtor Claims and all similar rights and claims against Paul F. Shoen, provided, however, that any rights and
                                         -----------------------
claims against Paul F. Shoen first will be set off and recouped by the Debtor and the Reorganized Debtor against any Share Case Judgment Codebtor Claim which that individual may assert.
         17.4 Whenever the Plan requires a payment to be made (whether by payment of cash or transfer of property), such payment will be deemed made and effective as of the date when the payment is tendered to the Creditor to which the payment is due (including the trustee of any trust to which the payment is due). If any Creditor (including any trustee as noted above) refuses a tender, the payment tendered and refused will be held by the individual or entity making the tender for the benefit of that Creditor pending final adjudication of the dispute. However, when and if the dispute is finally adjudicated and the Creditor receives the payment previously tendered and refused, the Creditor will be obliged to apply the payment in accordance with the Plan as of the date of tender; and while a dispute is pending and after adjudication thereof, the Creditor will not have the right to claim interest or other charges on account of the tendered payment or to exercise any other right which would be enforceable by the Creditor if the Debtor failed to make the tendered payment.

                          ARTICLE XVIII
                          -------------
                TREATMENT OF EXECUTORY CONTRACTS
                --------------------------------

         18.1 Before the Confirmation Hearing, if the Debtor intends to assume or to reject any Executory Contracts, the Debtor will file one or more motions identifying the Executory Contracts which he intends to assume as of the Confirmation Date and those which he intends to reject as of the Confirmation Date; and such motions and the Bankruptcy Court's orders thereon will be deemed incorporated in the Plan.
         18.2 All Executory Contracts which are assumed will be vested in the Reorganized Debtor as of the Confirmation Date.
         18.3 Notwithstanding the foregoing, the Debtor has searched his records and, to the best of his knowledge, information, and belief, the Debtor is not a party to any Executory Contracts.

                           ARTICLE XIX
                           -----------
                            DISCHARGE
                            ---------

         Except as otherwise provided in the Confirmation Order or the Plan, entry of the Confirmation Order will discharge, as of the Effective Date, any and all Claims against the Debtor and the Reorganized Debtor, including, without limitation, any Claim which arose at any time before the entry of the

Confirmation Order and any Claim of a kind described in Bankruptcy Code (SECTION)502(g), 11 U.S.C. (SECTION)502(g). On and after the Confirmation Date, and as to every discharged Claim, every Creditor holding such a Claim will be precluded from asserting against the Debtor, the Reorganized Debtor, and any assets of the Debtor or the Reorganized Debtor, any such discharged Claim and any rights, remedies, demands, damages, or liabilities of any kind arising from or related to any such discharged Claim. Notwithstanding the foregoing provisions of this Article XIX, the Debtor's discharge from the matters which are the subject of the Dischargeability Litigation will remain subject to a condition subsequent (whereby the Debtor's discharge may be revoked wholly or in part pursuant to such matters) until the Dischargeability Litigation is finally adjudicated and concluded.

                           ARTICLE XX
                           ----------
                    MODIFICATIONS OF THE PLAN
                    -------------------------
         The Plan may be modified by the Debtor or the Reorganized Debtor (as applicable) from time to time in accordance with, and pursuant to, Bankruptcy Code (SECTION)1127, 11 U.S.C. (SECTION)1127.

                           ARTICLE XXI
                           -----------
                    RETENTION OF JURISDICTION
                    -------------------------

         Notwithstanding confirmation of the Plan, the Bankruptcy Court will retain jurisdiction for the following purposes:
         21.1 In General.  The Bankruptcy Court will retain jurisdiction to
              ----------
determine the allowance and payment of any Claim(s) upon any objection(s) thereto (or other appropriate proceedings) by the Debtor, by the Reorganized Debtor, or by any other party in interest entitled to proceed in that manner.
As part of such retained jurisdiction, the Bankruptcy Court will continue to determine the allowance of Administrative Claims and any request(s) for payment(s) thereof, including Administrative Claims for Professional Charges.
         21.2 Plan Disputes and Enforcement.  The Bankruptcy Court will
              -----------------------------
retain jurisdiction to determine any dispute(s) which may arise regarding the interpretation of any provision(s) of the Plan. The Bankruptcy Court also will retain jurisdiction to enforce any provisions of the Plan and any and all documents relating to the Plan.
         21.3 Further Orders.  The Bankruptcy Court will retain jurisdiction
              --------------
to facilitate the performance of the Plan by entering, consistent with the provisions of the Plan, any further necessary or appropriate order(s) regarding enforcement of the Plan and any provision(s) thereof. In addition, the Bankruptcy Court will retain jurisdiction to facilitate or implement the discharge of any Claim, or any portion thereof, pursuant to the Plan.
         21.4 Other Claims.  The Bankruptcy Court will retain jurisdiction
              ------------
to adjudicate any cause(s) of action or other proceeding(s) presently pending or otherwise referenced here or elsewhere in the Plan, including, but not limited to, the adjudication of any and all "core proceedings" under 28 U.S.C. (SECTION)157(b) which may be pertinent to the Reorganization Case, and which the Debtor or the Reorganized Debtor may deem appropriate to initiate and prosecute before the Court in aid of the reorganization of the Debtor. This provision will not restrict the rights of the Debtor or the Reorganized Debtor to proceed in any other court of competent jurisdiction; but it will not be construed to require or suggest that the Debtor or the Reorganized Debtor should proceed elsewhere.
         21.5 Final Decree.  The Bankruptcy Court will retain jurisdiction
              ------------
to enter an appropriate final decree in the Reorganization Case.

         21.6 Appeals.  If there is any appeal of the Confirmation Order or
              -------
any other kind of review or challenge to the Confirmation Order, and provided that no stay of the effectiveness of the Confirmation Order has been entered, the Bankruptcy Court will retain jurisdiction to implement and enforce the Confirmation Order and the Plan according to their terms, including, but not limited to, jurisdiction to enter such orders regarding the Plan or the performance thereof as may be necessary to effectuate the reorganization of the Debtor.
         21.7 Executory Contracts.  The Bankruptcy Court will retain
              -------------------
jurisdiction to determine any and all motions regarding assumption or rejection of Executory Contracts and any and all Claims arising therefrom.
         21.8 Committees.  The Unsecured Committee will be deemed dissolved
              ----------
when the Effective Date occurs.

                          ARTICLE XXII
                          ------------
                       GENERAL PROVISIONS
                       ------------------

         22.1 Extension of Payment Dates.  If any payment date falls due on
              --------------------------
any day which is not a Business Day, then such due date will be extended to the next Business Day.
         22.2 Confirmation by Non-Acceptance Method.  The Debtor hereby
              -------------------------------------
requests, if necessary, confirmation of the Plan pursuant to Bankruptcy Code (SECTION)1129(b), 11 U.S.C. (SECTION)1129(b), with respect to any impaired Class of Claims which does not vote to accept the Plan.
         22.3 Vesting.  As of the Effective Date, the Reorganized Debtor will
              -------
be vested with all property of the Estate free and clear of all Claims, liens, security interests, assignments, encumbrances, charges, and other interests of Creditors (except those Creditors whose Claims have been modified and restructured and remain outstanding after the Effective Date as provided in the
Plan); and the Reorganized Debtor will be free of any restrictions imposed by the Bankruptcy Code and may act in all respects as if there were no pending case under any chapter or provision of the Bankruptcy Code.
         22.4 Captions.  Section captions used in the Plan are for
              --------
convenience only, and will not affect the construction of the Plan.
         22.5 Successors and Assigns.  The rights and obligations of any
              ----------------------
Creditor referred to in the Plan will be binding upon, and will inure to the benefit of, the successors, assigns, heirs, devisees, executors, and personal representatives of such Creditor. Likewise, the Plan will be binding upon, and will inure to the benefit of, the Reorganized Debtor and his successors, assigns, heirs, devisees, executors, and personal representatives.
 . . .
 . . .
 . . .

         22.6 Disclosure Statement.  All Creditors and all other interested
              --------------------
parties (if any) are referred to the Disclosure Statement, which will accompany the Plan in conjunction with any solicitation by the Debtor of acceptances of the Plan.

DATED:   April 25, 1995

AMENDED AND
RESTATED:July 28, 1995
Phoenix, Arizona
                                   /S/ Edward J. Shoen
                                   --------------------------------------------
                                   EDWARD J. SHOEN,
                                   Debtor and Debtor-In-Possession


PREPARED AND SUBMITTED BY:

STREICH LANG
A Professional Association
Renaissance One
Two North Central Avenue
Phoenix, Arizona  85004-2391



By  /S/ John J. Dawson
    -------------------------
    John J. Dawson (Az Bar No. 002786)
    Susan G. Boswell, Esq. (Az Bar No. 004791)
    Ronald E. Reinsel, Esq. (Az Bar No. 011059)

Attorneys for EDWARD J. SHOEN,
Debtor and Debtor-In-Possession

                                  EXHIBIT "A"
                                  -----------

                   SUMMARY OF PLAN PROVISIONS REGARDING THE
                   ----------------------------------------
                  CLASS 3A, 3B, 3C, 3D, 3E, 3F, AND 3G CLAIMS
                  -------------------------------------------

      A.    OVERVIEW OF PLAN TREATMENT OF CLASS 3A, 3B, 3C, 3D, 3E, 3F, and 3G
            ------------------------------------------------------------------
            CLAIMS.
            ------

            The Class 3A, 3B, 3C, 3D, 3E, 3F, and 3G Claims consist of the Claims held by the Shareholder Plaintiffs as a result of the Share Case Judgment. The Director Defendants, including the Debtor, were defendants in the Arizona Litigation which resulted in the Share Case Judgment. The Share Case Judgment provides for, among other things, a judicially ordered transfer of the Shareholder Plaintiffs' AMERCO common stock. In this regard, the Share Case Judgment requires the Director Defendants, jointly and severally, to pay the monetary obligations of the Share Case Judgment in the total amount of $461,838,000, plus accrued interest and taxable costs, as apportioned to each
              ----
of the Shareholder Plaintiffs according to the judgment. The Share Case Judgment further requires each of the Shareholder Plaintiffs to relinquish any interest in the AMERCO common stock, and directs the Shareholder Plaintiffs to transfer their AMERCO common stock to the Director Defendants or their designees.<F1> The Director Defendants' designee is AMERCO (or an entity designated in writing by AMERCO).
            The Share Case Judgment Claims are Disputed Claims. The Debtor has, among other remedies, unexpired rights to appeal the Share Case Judgment.
            The Director Defendants hold indemnification claims against AMERCO; and the Debtor has preserved and scheduled those indemnification claims in his Reorganization Case. At the same time, the Debtor and the other Director Defendants have not attempted to make demand upon and prosecute the indemnification claims because: (i) they believe that the enforcement of such
- ------------------------
<F1>
            The Debtor is informed and believes that the AMERCO common stock is owned by the Shareholder Plaintiffs which are identified in the Plan as the Stock Exchange Distributees. These are not all of the Shareholder Plaintiffs. In most instances (with the exception if Katrina (Shoen) Carlson who is also a Stock Distributee as an individual), the individual Shareholder Plaintiffs own the stock of the respective corporate Shareholder Plaintiffs; and the corporate Shareholder Plaintiffs own the AMERCO common stock described in the Share Case Judgment.

indemnification claims probably would require protracted and expensive litigation, including litigation involving other AMERCO stockholders who may try to prevent AMERCO from performing its indemnification agreements with the Director Defendants; (ii) they believe that the eventual outcome of any such litigation is uncertain; (iii) they believe that the ultimate collectability of any indemnification judgment, if and when obtained, is uncertain;<F2> and (iv) settlement of the Share Case Judgment as provided in the Plan effectively moots the need for the Debtor and the other Director Defendants to make demand upon and prosecute indemnification claims against AMERCO.
            Pursuant to AMERCO's corporate by-laws, AMERCO has certain rights of first refusal with respect to sales of the Stock Exchange Distributees' common stock in AMERCO. Moreover, the Director Defendants' rights to acquire the Shareholder Plaintiffs' AMERCO common stock pursuant to the Share Case Judgment may present a corporate opportunity which AMERCO is entitled to exercise. As shown by the draft Funding Resolution attached hereto as Schedule "1" and by this reference incorporated herein, AMERCO is agreeing with the Debtor and the other Director Defendants to settle the Share Case Judgment pursuant to the terms of the Plan, and to acquire the AMERCO common stock owned by the Stock Exchange Distributees.
            Therefore, in the context of the facts and circumstances described above, and with the cooperation with AMERCO,<F3> the Debtor's Plan proposes to fund and settle the Shareholder Plaintiffs' Disputed Claims under the Share
Case Judgment as hereafter described:

            1.    PLAN PROVISIONS FOR FULL SETTLEMENT OF THE SHARE
                  ------------------------------------------------
                  CASE CLAIMS.
                  -----------
- ------------------------
<F2>
            The Debtor also is informed and believes that, if AMERCO tries to pay the Share Case Claims in cash pursuant to indemnification claims of the Debtor and the other Director Defendants, any attempt to make such payment will violate loan covenants affecting approximately $800,000,000 of current borrowings of AMERCO. Also, such substantial cash payments on account of indemnification claims may affect AMERCO's operations adversely. Conversely, as hereafter explained, the Debtor does not believe, based on his discussions with representatives of AMERCO, that funding the Plan's treatment and settlement ofthe Share Case Claims will have any adverse effect upon AMERCO.
<F3>
            In this context (i.e., funding of the Plan), the defined term
                             ----
"AMERCO" also includes involved subsidiaries and affiliates of AMERCO.

            In full settlement and satisfaction of the Shareholder Plaintiffs' Disputed Claims under the Share Case Judgment and on the Effective Date, the Debtor and the other Director Defendants will cause to be transferred to the Shareholder Plaintiffs, pursuant to the Stock Exchange Distribution and the Settlement Trust, property having a stipulated or adjudicated value of the full amount which the Shareholder Plaintiffs can recover from the Estate of the Debtor and the estates of the other Director Defendants on account of the Shareholder Plaintiffs' Disputed Claims for the Share Case Judgment Amount (if and when those Disputed Claims are allowed). In this regard, and because the Debtor believes that his Estate and the estates of the other Director Defendants are insolvent, the Plan proposes that the stipulated or adjudicated value of the property transferred will be at least equal to $461,838,000, plus interest
                                                             ----
thereon at the rate of ten percent (10%) per year from February 14, 1995 to and including the Petition Date, plus any taxable costs awarded in the Share Case
                             ----
Litigation (the "Shareholder Plaintiffs' Effective Date Payoff").
            Because of the insolvency of the Debtor's Estate and the estates of the other Director Defendants, the Shareholder Plaintiffs' Effective Date Payoff does not contemplate payment of interest under the Share Case Judgment from and after the Petition Date. Nevertheless, if the Bankruptcy Court requires that interest under the Share Case Judgment must be paid from and after the Petition Date, the Debtor and the other Director Defendants, with the cooperation of AMERCO, will arrange to have AMERCO establish a fund (defined in the Plan as the "Contingency Fund") which will ensure that any such interest payment can be made when due on or after the Effective Date.
            The Contingency Fund will be funded by AMERCO common stock, which will be apportioned among the Shareholder Plaintiffs in the same proportions as their ownership of the AMERCO common stock described in paragraph 1 of the Share Case Judgment. The amount of the AMERCO common stock funding the Contingency Fund will be at least equal in value to the amount of interest under the Share Case Judgment from and after the Petition Date. If the Bankruptcy Court requires such interest to be paid on the Effective Date, then the Shareholder Plaintiffs will be paid (at AMERCO's option) either pro rata distributions of
                                                    --------
the AMERCO common stock funding the Contingency Fund or pro rata cash payments
                                                        --------
of such
interest from AMERCO's purchase or sale of such AMERCO common stock.  The pro
                                                                          ---
rata stock distributions or cash payments will be made according to the
- ----
proportions established in paragraph 1 of the Share Case Judgment. Otherwise, the Contingency Fund will be maintained by AMERCO in AMERCO common stock and/or cash until the interest payment issue has been finally adjudicated and concluded in all litigation where it is pending, including the Shareholder Plaintiffs' Dischargeability Litigation against the Debtor and the other Director Defendants.
            The Shareholder Plaintiffs' Effective Date Payoff (exclusive of any amounts reserved as the Contingency Fund) will be paid as follows:
                  (a)   $124,131,175 (i.e., the Series "B" preferred stock
                                      ----
identified below) will be paid as the Stock Exchange Distribution to the Shareholder Plaintiffs which are the Stock Exchange Distributees; and
                  (b) The rest of the Shareholder Plaintiffs' Effective Date Payoff, which is approximately $338,000,000, will be paid pursuant to the Settlement Trust (of which the individual Shareholder Plaintiffs are the beneficiaries) and the Settlement Trust Property. Such payment will be in settlement and satisfaction of the damage claims comprising the rest of the Share Case Claims.
            If and when the Contingency Fund is ever distributed to the Shareholder Plaintiffs, any such payment from the Contingency Fund also will be in settlement and satisfaction of the damage claims under the Share Case Judgment.
            In order to make the Shareholder Plaintiffs' Effective Date Payoff, on the Effective Date, AMERCO will transfer the following property:
            (i) Series "B" cumulative, non-voting preferred stock of AMERCO in the amount of $124,131,175, which will be transferred to the Stock Exchange Distributees as the Stock Exchange Distribution; and
            (ii) The property which will be transferred into the Settlement Trust, consisting of: (A) Series "D" cumulative, non-voting preferred stock of AMERCO; (B) a Class C Pass-Through Certificate in Storage Trust 1993-1 Commercial Asset Trust Pass-Through Certificate, a copy of which is attached hereto as Schedule "2" and by this reference incorporated herein; (C) certain first mortgage notes and the rights to receive payments thereon, secured by first priority liens on the properties securing those mortgage loans, as more particularly set forth in Schedule "3" attached hereto and by this reference incorporated herein; and (D) certain parcels of real property, more particularly described in Schedule "4" attached hereto and by this reference incorporated herein. The Settlement Trust Property will have a stipulated or adjudicated value equal to the balance of the Share Case Judgment after deduction of the Stock Exchange Distribution (which balance is then approximately $338,000,000). The beneficiaries of the Settlement Trust will be the individual Shareholder Plaintiffs. Adjustments may be made to the Settlement Trust Property as provided in the Plan.
            In the event of any dispute concerning the value or composition of the Stock Exchange Distribution or the Settlement Trust Property or any other related matter, the dispute will be resolved by the Bankruptcy Court at, or in conjunction with, the Confirmation Hearing; and the Court will have and retain jurisdiction to address any such matters after the Confirmation Date if necessary or appropriate to facilitate the consummation and performance of the Plan.

            2.    THE SHAREHOLDER PLAINTIFFS' OPTION TO ACCEPT CASH
                  -------------------------------------------------
                  DISCOUNTS PURSUANT TO THE ACCEPTING CREDITOR
                  -------------------------------------------------
                  SETTLEMENT.
                  ----------

             Alternatively, and in lieu of their respective proportionate shares of the property comprising the Shareholder Plaintiffs' Effective Date Payoff and any claims to the Contingency Fund, each of the Shareholder Plaintiffs may elect to participate in the Accepting Creditor Settlement and receive discounted cash payments on the Effective Date in full settlement and satisfaction of their respective Disputed Claims under the Share Case Judgment. The total discounted cash payments available to the Shareholder Plaintiffs under the Accepting Creditor Settlement will be $350,000,000; and each of the Shareholder Plaintiffs choosing to participate in the Accepting Creditor Settlement will receive shares of the $350,000,000 in the same proportions as the otherwise applicable shares of the Shareholder Plaintiffs' Effective Date Payoff and the Contingency Fund. If any of the Shareholder Plaintiffs accepts the discounted cash payoff on the Effective Date, the Shareholder Plaintiffs' Effective Date Payoff and the Contingency Fund will be reduced by what otherwise would be the proportionate share of each settling Shareholder Plaintiff in the Shareholder Plaintiffs'

Effective Date Payoff and the Contingency Fund. Acceptance of and participation in the Accepting Creditor Settlement by each of the Shareholder Plaintiffs requires that both the Shareholder Plaintiff who is an individual and the Shareholder Plaintiff which is that individual's closely held corporation must accept the Accepting Creditor Settlement and must vote to accept the Plan. [Example: For Leonard S. Shoen and/or LSS, Inc. to accept and participate in
 -------
the Accepting Creditor Settlement, both Leonard S. Shoen, individually, and
LSS, Inc. must accept the Accepting Creditor Settlement and must vote to accept the Plan.]

            3.    AMERCO AS THE FUNDING SOURCE/EFFECT ON AMERCO.
                  ---------------------------------------------

            AMERCO will be the funding source of the property comprising the Shareholder Plaintiffs' Effective Date Payoff and the alternatively available discounted cash payments under the Accepting Creditor Settlement. AMERCO also will be the funding source of the Contingency Fund. Based on his discussions with representatives of AMERCO, the Debtor does not believe that funding the Plan's treatment and settlement of the Share Case Claims under either alternative described above will have any adverse effect on AMERCO. If the respective Shareholder Plaintiffs accept the Plan and the Accepting Creditor Settlement, AMERCO should be able to raise the cash necessary to fund the discounted cash settlements from debt and equity with the cooperation of its lenders. Conversely, if the Accepting Creditor Settlement is not accepted, AMERCO will be able to fund both the Stock Exchange Distribution and the Settlement Trust; and after the Effective Date, and as supported by the draft term sheets which are attached Schedule "6" and Schedule "7", AMERCO will be able to perform the terms of the Series "B" preferred stock (issued as the Stock Exchange Distribution) and the Series "D" preferred stock (issued as part of the funding of the Settlement Trust). All other AMERCO assets funding the Settlement Trust and the Contingency Fund (if necessary) are owned by AMERCO or are AMERCO common stock.

            4.    TRANSFER OF THE AMERCO COMMON STOCK.
                  -----------------------------------

            As part of the closing which will occur to implement the Plan on the Effective Date, the Shareholder Plaintiffs' AMERCO common stock will be transferred to AMERCO (or its designee) in exchange for the Stock Exchange Distribution (or a proportionate cash payment from the Accepting Creditor Settlement Fund). If the Shareholder Plaintiffs do not cooperate in the closing, their common stock will be transferred on AMERCO's books and records by an appropriate officer of AMERCO.

            5.    TAX CONSIDERATIONS.
                  ------------------

            Although determinations of tax attributes and consequences will not be a condition of the Plan, AMERCO is attempting to structure the funding and settlement of the Share Case Judgment in a manner which is intended to be mutually beneficial to AMERCO, the Shareholder Plaintiffs, and the Debtor and the other Director Defendants. In this regard, AMERCO is requiring the structure contemplated in the Plan as part of its agreement to fund the Plan. Accordingly, acquisition of the Shareholder Plaintiffs' AMERCO common stock pursuant to the Stock Exchange Distribution is intended by AMERCO to be a tax free exchange of stock; and payment of the rest of the Share Case Judgment Amount pursuant to the Settlement Trust and the Contingency Fund (if applicable) is intended by AMERCO to be a settlement payment(s). The Debtor's Plan is not conditioned upon tax attributes, tax avoidance, or any determination of any tax consequences; and all interested parties are referred to their respective tax advisors. The Debtor and the other Director Defendants will agree with AMERCO to structure the settlement of the Share Case Judgment and the transfer of the Shareholder Plaintiffs' AMERCO common stock as provided in the Plan.

      B.    FUNDING OF THE STOCK EXCHANGE DISTRIBUTION.
            ------------------------------------------

            In order to fund the Stock Exchange Distribution, AMERCO will issue Series "B" cumulative, non-voting preferred stock containing the terms described in the draft term sheet which is Schedule "6" attached hereto and incorporated herein by this reference (the "Series B Preferred Stock"). The prospectus pertaining to the Series B Preferred Stock is being prepared and a draft will be available for review at the offices of Streich Lang, P.A., at Renaissance One, Two North Central Avenue, Phoenix, Arizona 85004-2391. In addition, a copy of the draft prospectus will be provided to counsel for the Shareholder Plaintiffs.

      C.    ORGANIZATION OF THE SETTLEMENT TRUST.
            ------------------------------------

            A proposed draft of the Settlement Trust Agreement has been prepared by the Debtor's counsel; and a copy of the draft is attached hereto as Schedule "5" and by this reference is incorporated herein. Any disputes regarding the terms of the Settlement Trust which are not otherwise resolved by agreement of the parties will be resolved by the Bankruptcy Court at, or in conjunction with, the Confirmation Hearing.
            The Plan provides that the trustee of the Settlement Trust will be proposed initially by the Debtor or the Reorganized Debtor, and will be approved by the Bankruptcy Court. The trustee: (i) will be independent;<F4> (ii) will be an institutional or corporate trustee in good standing, licensed, and bonded under the laws of the state in which the trustee has its principal place of business; and (iii) will be authorized to act as a trustee of trusts of a kind similar to the Settlement Trust. The Debtor and the other Director Defendants are seeking quotations from institutional or corporate trustees; and when those quotations are received, they will be provided to counsel for the Shareholder Plaintiffs. However, when the Effective Date occurs and the Settlement Trust has been funded, the costs of administration of the Settlement Trust will be governed essentially by what the beneficiaries of the Settlement Trust want. Indeed, those beneficiaries are entitled to terminate the Settlement Trust or to have the Settlement Trust Property distributed or liquidated after the Settlement Trust has been funded.
            Each Settlement Trust beneficiary's fractional, undivided beneficial interest in the Settlement Trust will be determined by dividing the number of shares of the common stock of AMERCO owned by that particular Shareholder Plaintiff (including the corporate Stock Exchange Distributee which is owned by each individual Shareholder Plaintiff) by the total number of shares of the common stock of AMERCO owned by all of the Shareholder Plaintiffs who have not elected the Accepting Creditor Settlement. Each Settlement Trust beneficiary will be issued a trust certificate for the proportionate interest of each such Settlement Trust beneficiary as determined pursuant to the above formula.
            The trust certificates issued to the Settlement Trust beneficiaries will be transferable, subject to any state and federal securities laws (if any) which are applicable. In addition, a Settlement Trust beneficiary, or his/her successor-in-interest, will have the right to direct the Settlement Trust trustee
- ------------------------
<F4>
            It is intended that the trustee of the Settlement Trust will not have any relationship to or affiliation with the Debtor, the other Director Defendants, of AMERCO.

to sell or otherwise liquidate sufficient Settlement Trust Property to redeem the Settlement Trust beneficiary's proportionate interest in the Settlement Trust, as more fully stated in the draft which is Schedule "5" attached hereto.

      D.    FUNDING THE SETTLEMENT TRUST.
            ----------------------------

            On the Effective Date, AMERCO will transfer the Settlement Trust Property into the Settlement Trust.

            1.    INFORMATION REGARDING THE SETTLEMENT TRUST PREFERRED STOCK.
                  ----------------------------------------------------------

              AMERCO will issue Series "D" cumulative, non-voting preferred stock containing the terms described in the draft term sheet which is Schedule "7" attached hereto and incorporated herein by this reference (the "Series D Preferred Stock"). The prospectus pertaining to the Series D Preferred Stock is being prepared and a draft will be available for review at the offices of Streich Lang, P.A., at Renaissance One, Two North Central Avenue, Phoenix, Arizona 85004-2391. In addition, a copy of the draft prospectus will be provided to counsel for the Shareholder Plaintiffs.

            2.    INFORMATION REGARDING THE CLASS C CERTIFICATE.
                  ---------------------------------------------

            AMERCO holds a Class C Pass-Through Certificate of the U-Haul Self-Storage Corporation, Storage Trust 1993-1 Commercial Mortgage Asset Pass-Through Certificate (the "1993 REMIC Certificate"), with a face value of $11,518,452.00, plus accrued interest as of the Effective Date. As of June 30, 1995, the value
- ----
of the 1993 REMIC Certificate, including accrued interest, is $12,525,741.18. The 1993 REMIC Certificate results from a 1993 securitization of a pool of sixty-one (61) fixed and adjustable rate commercial mortgage loans which are secured by mortgages or deeds of trust on sixty (60) self-storage properties. The 1993 REMIC Certificate represents a beneficial interest in the Class C Interest, which is a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined, respectively, in Sections 860G and 860D of the Internal Revenue Code of 1986, as amended.
            The 1993 REMIC Certificate bears interest at a rate of 9.15% per year. Pursuant to an agreement which governs the operation of the trust which holds the pool of mortgage loans, this interest is paid to the holder of the 1993 REMIC Certificate monthly and principal payments are made on a quarterly basis.

            Copies of the documents relating to the 1993 REMIC Certificate are available in the offices of Streich Lang, P.A., at Renaissance One, Two North Central Avenue, Phoenix, Arizona 85004-2391. Any person wanting more information may contact Ronald E. Reinsel, Esq. of Streich Lang at
(602) 229-5200.

            3.    INFORMATION REGARDING THE MORTGAGE LOANS.
                  ----------------------------------------
                  (A)   OVERVIEW OF THE MORTGAGE LOANS.
                        ------------------------------

            AMERCO and one or more of its subsidiaries have acquired (or will acquire) ownership of a number of first mortgages on income-producing properties throughout the United States, which consist of existing and operating self-storage facilities (the "Mortgage Loans"). The Mortgage Loans and the rights to receive payments thereunder, together with the first lien interests which secure the Mortgage Loans, in the approximate amounts set forth in attached Schedule "3," will be transferred into the Settlement Trust pursuant to the Plan. In addition, the property and rights transferred to the Settlement Trust will consist of rights under certain insurance policies with respect to the encumbered properties and the proceeds thereof, all amounts on deposit in any pooled accounts representing proceeds of the Mortgage Loans for the benefit of the holder thereof, condemnation proceeds received with respect to any one or more of the properties, and all proceeds of the foregoing. Except for four (4) properties (which U-Haul does not manage), the properties will be managed by U-Haul or a subsidiary of U-Haul pursuant to management agreements between U-Haul and the owners of the properties. U-Haul will remit to the servicer of the Mortgage Loans all of the payments and other proceeds of the properties received by U-Haul or its subsidiary which the servicer is entitled to collect for the benefit of the holder of the Mortgage Loans.
            Each of the Mortgage Loans is marketable, and its market value is related to the terms of the Mortgage Loan and the cash flow and value of the properties which are collateral for each of the various Mortgage Loans. The Mortgage Loans are performing loans which are secured by properties having, in the aggregate, a loan to value ratio of eighty percent (80%) or less.

                  (B)   DESCRIPTION OF THE MORTGAGE LOANS.
                        ---------------------------------
                        (1)   GENERAL.
                              -------

            Except for approximately sixteen (16) properties which secure the same number of Mortgage Loans and which are owned by third parties unrelated to the Debtor, the other Director Defendants, and AMERCO (collectively, the "Third Party Owners"), all of the properties are owned by SAC Self Storage Corporation ("SAC") and Two SAC Self Storage Corporation ("Two SAC"). The Third Party Owners, SAC, and Two SAC are the makers of the first mortgage notes.
            There are four different types of Mortgage Loans: (1) the "Restructured Mortgage Loans"; (2) the "Existing Mortgage Loans"; (3) the "SAC Mortgage Loan"; and (4) the "Two SAC Mortgage Loan." The Restructured Mortgage Loans consist of twelve (12) Mortgage Loans with an aggregate principal balance of $13,180,260 as of April 18, 1995. The Existing Mortgage Loans consist of four (4) Mortgage Loans with an aggregate principal balance of $2,733,520 as of April 18, 1995. The SAC Mortgage Loan currently consists of a single promissory note secured by first lien mortgages as more particularly described in attached Schedule "3", with a principal balance of $44,883,942 as of July 1, 1995. The Two SAC Mortgage Loan currently consists of a single promissory note secured by first lien mortgages as more particularly described in attached Schedule "3", with a principal balance of $40,349,250 as of July 1, 1995. Any additional or substitute properties which are acquired by SAC and/or Two SAC and become collateral for the Mortgage Loans will be subject to terms and conditions consistent with those described herein. Attached Schedule "3" currently contains a complete list of the Mortgage Loans.
            Each Mortgage Loan is secured by one or more first priority mortgages, deeds-of-trust, or deeds-to-secure-debt on self-storage facilities and their related properties (or in two (2) instances, leasehold estates with respect to the underlying real properties) located throughout the United States and Canada. With the exception of the properties securing the Existing Mortgage Loans, all of the properties are operated by subsidiaries of U-Haul pursuant to various operating agreements.
            All of the Restructured Mortgage Loans bear interest at a fixed rate of 9% per year up to maturity, with interest accruing at a fixed rate of 12% per year from and after the stated maturity date. The SAC Mortgage Loan and the Two SAC Mortgage Loan bear interest at a fixed rate of 8.25% per year up to maturity, with interest accruing at a fixed rate of 12% per year from and after the stated maturity date. Interest on the Restructured Mortgage Loans is calculated on the basis of the actual number of days in each calendar month and each loan year. Interest on the SAC Mortgage Loan and the Two SAC Mortgage
Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months. All of the Existing Mortgage Loans bear interest at a fixed rate which varies from loan to loan. Interest on all of the Existing Mortgage Loans is calculated on the basis of the actual number of days in each calendar month and each year.
            Each Restructured Mortgage Loan provides for amortization of the outstanding principal balance through the application of "Excess Cash Flow" from the gross receipts received with respect to the property securing the Restructured Mortgage Loan over a specified period of time, with a final balloon payment due at the stated maturity date of each Restructured Mortgage Loan. The SAC Mortgage Loan and the Two SAC Mortgage Loan provide for the amortization of principal based upon an amortization period of twenty (20) years. Any and all remaining unamortized principal due on the SAC Mortgage Loan and the Two SAC Mortgage Loan will be due in a balloon payment on the maturity date of January 1, 2005. All of the Existing Mortgage Loans provide for the amortization of some principal over a certain period of months and have balloon payments due at the stated maturity of such Mortgage Loans. At maturity, the properties will be refinanced or sold in order to pay the balloon payments.
            Information regarding the cash flows available from the properties for debt service, payment history, and environmental studies are available for review in the offices of Streich Lang, P.A., at Renaissance One, Two North Central Avenue, Phoenix, Arizona 85004-2391. Any person wanting more information may contact Ronald E. Reinsel, Esq. of Streich Lang at
(602) 229-5200.
            AMERCO or its subsidiaries may acquire additional Mortgage Loans before the Effective Date. In that event, and subject to the reservation by AMERCO of the right to add, substitute, or delete properties securing the Mortgage Loans so long as the loan to value ratio of the properties securing the Mortgage Loans, in the aggregate, is eighty percent (80%) or less, the description of the properties may be subject to reasonable changes (as the Plan provides). The Debtor and AMERCO will provide all interested parties with updated information regarding the properties if and when changes occur.

                        (2)   THE APPRAISAL.
                              -------------


            AMERCO retained Robert A. Stanger & Co., Inc., an independent appraisal firm (the "Appraiser"), to appraise all of the properties.<F5> The purpose of such appraisal (the "Appraisal") was to estimate the "Market Value" of the fee simple interest (or, where appropriate, the leasehold interest) in the properties.
            The Appraisal involved a site inspection of all of the appraised properties. The Appraiser relied upon the sales comparison (or market data) approach and the income approach in order to deliver an opinion of value of the properties. The estimated value of the properties determined by the sales comparison approach was reconciled with the estimated value of the properties determined by the income approach. The income approach to valuation was given primary consideration based upon the income producing nature of the properties and their appeal to investors. The sales comparison approach was given secondary consideration.
            The appraised values of the properties for which appraisals currently exist are listed in attached Schedule "3". Complete copies of the Appraisals, including complete discussions of the Appraiser's methodology, are available in the offices of Streich Lang, P.A., at Renaissance One, Two North Central Avenue, Phoenix, Arizona, 85004-2391. Any person wanting more information may contact Ronald E. Reinsel, Esq. of Streich Lang at
(602) 229-5200. The Appraisals are subject to the assumptions and limiting conditions stated therein.

                        (3)   SUBORDINATE LOANS.
                              -----------------

            Each of the properties which is subject to a Restructured Mortgage Loan, the SAC Mortgage Loan, or the Two SAC Mortgage Loan secures a "Subordinate
- ------------------------
<F5>
            AMERCO also may empoly the Appraser to appraise any properties that may be acquired and included as security for the Mortgage Loans, and for which an appraisal has not yet been obtained.

Loan" as well as the Mortgage Loan.<F6> The Subordinate Loans are secured by a second priority lien on the related property (or properties in the case of the SAC and Two SAC Mortgage Loans), and will be payable to the holder of the Subordinate Loan (the "Junior Mortgagee") from subordinated excess cash flow available from the property (or properties) after all payments are made which are required under the Restructured Mortgage Loans, the SAC Mortgage Loan, and the Two SAC Mortgage Loan.<F7> Properties acquired after the date of this Disclosure Statement may be subject to Subordinate Loans, which will be junior and subordinate to the Mortgage Loans in all respects described above.
            The existence of the Subordinate Loans does not preclude or interfere with the rights of the holder (or servicer) of the Mortgage Loans to enforce remedies in the event of any default(s) under the Mortgage Loans. Generally, in the event of a payment default under the Mortgage Loans, and aside from any notice which the holder of the Mortgage Loans is required to give to the mortgagor, the holder of the Mortgage Loans may enforce default remedies notwithstanding the Subordinate Loans, so long as: (i) the holder of the Mortgage Loans notifies the Junior Mortgagee (and, in the case of a Restructured Mortgage Loan, the holder of any applicable purchase option) of the payment default; (ii) the payment default continues for twenty-five (25) days after such notice is given; and (iii) the Junior Mortgagee (or the holder of the purchase option) fails to cure the payment default.

                        (4)   EXISTING LOAN ESCROW ACCOUNTS.
                              -----------------------------

            It may be necessary for the holder (or servicer) of the Mortgage Loans to establish and maintain one or more "Existing Loan Escrow Accounts" on behalf of certain mortgagors of the Existing Mortgage Loans which require tax and/or insurance escrow accounts. The servicer of the Mortgage Loans can establish and administer any such escrow accounts.
- ------------------------
<F6>
            The Debtor does not believe that there are any Subordinate Loans encumbering the properties which are subject to the Existing Mortgages.
<F7>
            Accordingly, the effect of these provisions is that the payments due pursuant to the first mortgage notes must be current before any payments are made on the Suborbinate Loans.

                        (5)   INSURANCE AND CONDEMNATION
                              --------------------------
                              PROCEEDS ESCROW ACCOUNTS.
                              ------------------------

            If necessary or appropriate, the holder (or servicer) will establish an "Insurance and Condemnation Proceeds Escrow Account" on behalf of each mortgagor under the Restructured Mortgage Loans, the SAC Mortgage Loan, and the Two SAC Mortgage Loan.

                        (6)   CAPITAL EXPENDITURE
                              -------------------
                              ACCOUNTS.
                              --------

            If necessary or appropriate, the holder (or servicer) may establish a Capital Expenditure Account on behalf of each mortgagor under the Restructured Mortgage Loans. The Capital Expenditure Account will be available to the U-Haul Property Manager (as defined below) to fund any capital expenses relating to each of the properties securing the Restructured Mortgage Loans when such expenditures are certified as necessary by the U-Haul Property Manager, with notice thereof given to the holder (or servicer) of the Mortgage Loans.

                        (7)   INSURANCE POLICIES.
                              ------------------

            The U-Haul Property Manager will use its best efforts to cause the mortgagors of the Mortgage Loans to maintain insurance in accordance with the related mortgage.

                        (8)   DESCRIPTION OF THE
                              ------------------
                              PROPERTY MANAGERS.
                              -----------------

      The properties securing the Restructured Mortgage Loans, the SAC Mortgage Loan, and the Two SAC Mortgage Loan will be managed by the U-Haul Property Manager. The properties securing the Existing Mortgage Loans will be managed by different entities unrelated to U-Haul, which are either the owners of the properties securing the Existing Mortgage Loans or agents thereof (the "Existing Property Managers").

                              (A)   THE U-HAUL
                                    ----------
                                    PROPERTY MANAGER.
                                    ----------------

            U-Haul, including any involved subsidiary thereof (collectively, "U-Haul"), is a wholly-owned subsidiary of AMERCO and will be the U-Haul Property Manager. U-Haul entered the management of self-storage facilities in 1973 when it opened its first self-storage facilities. U-Haul's self-storage business has steadily expanded, having grown to 700 facilities by the end of fiscal year 1995.

                              (B)   RESPONSIBILITIES
                                    ----------------
                                    OF THE U-HAUL
                                    -------------
                                    PROPERTY MANAGER.
                                    ----------------

            All of the properties securing the Restructured Mortgage Loans, the SAC Mortgage Loan, and the Two SAC Mortgage Loan will be managed by the U-Haul Property Manager pursuant to property management agreements (the "Property Management Agreements") between the U-Haul Property Manager and the owners of the properties subject to the Restructured Mortgage Loans, the SAC Mortgage Loan, and the Two SAC Mortgage Loan. The Property Management Agreements are generally described below. Copies of the existing Property Management Agreements are available in the offices of Streich Lang, P.A., at Renaissance One, Two North Central Avenue, Phoenix, Arizona, 85004-2391. Any person wanting more information may contact Ronald E. Reinsel, Esq. of Streich Lang at (602) 229-5200.
            The U-Haul Property Manager is authorized to manage the properties securing the Restructured Mortgage Loans, the SAC Mortgage Loan, and the Two SAC Mortgage Loan, and to supervise and direct the daily business operations of the properties, including the hiring and discharge of employees.
            Pursuant to the Property Management Agreements, the U-Haul Property Manager is responsible for compliance with any law, regulation, ordinance, or order of any government or regulatory authority having jurisdiction over the properties with respect to the use of the properties or the construction, maintenance, or operation thereof. The U-Haul Property Manager pays all real property and personal property taxes, and all assessments levied on the properties. The U-Haul Property Manager maintains and keeps in force the fire, comprehensive, liability and other insurance policies in amounts generally carried with respect to similar facilities.
            The U-Haul Property Manager controls the maintenance, repair and landscaping of the properties and the acquisition of fixtures and supplies for the properties. The U-Haul Property Manager also supervises and maintains the operation of the accounting system for each property, and prepares and delivers financial statements and other required reports. The U-Haul Property Manager directs the marketing activities of the employees and is responsible for purchasing media advertising.
            The U-Haul Property Manager is entitled to receive a management fee quarterly, payable no later than the Business Day immediately preceding the distribution date following the third month of each quarterly period, in an amount equal to six percent (6%) of the gross receipts collected from each property during such quarterly period. The U-Haul Property Manager also receives reimbursements of operating expenses and taxes during the quarterly period. The management fee and reimbursements payable to the U-Haul Property Manager are consistent with fees generally charged by other experienced managers of properties similar to the properties securing the Mortgage Loans.
            The mortgagors of the Restructured Mortgage Loans and the SAC Mortgage Loan have agreed that they will not terminate the Management Agreement of the U-Haul Property Manager during its term unless, during the term of the Management Agreement, net cash flow declines by a predetermined percentage during an agreed-upon period of time.

                        (9)   THE EXISTING PROPERTY
                              ---------------------
                              MANAGERS.
                              --------

            The properties securing the Existing Mortgages are managed by unrelated third parties described above as the Existing Property Managers.

                  (C)   CERTAIN LEGAL ASPECTS OF THE MORTGAGE
                        -------------------------------------
                        LOANS.
                        -----

            The following discussion contains summaries of certain legal aspects of mortgage loans which are general in nature. Because many of the legal aspects of mortgage loans are governed by applicable state and local laws
(which may vary), the following summaries do not purport to be exhaustive, to reflect the laws of any particular state or Canadian province (or any applicable Canadian federal law), to reflect all the laws applicable to any particular Mortgage Loan, or to encompass the laws of all states or Canadian provinces in which the properties are situated. The summaries are qualified in their entirety by reference to the applicable federal, state, and Canadian laws governing the Mortgage Loans. As to Mortgage Loans, if any, which come into existence after the date of this Disclosure Statement, the terms thereof and certain legal aspects thereof will be consistent with the information provided herein.

                        (1)   MORTGAGES AND DEEDS OF
                              ----------------------
                              TRUST GENERALLY.
                              ---------------

            The Mortgage Loans are secured by either mortgages, deeds of trust, or other similar security instruments, depending upon the prevailing practice in the state or province in which the related mortgaged property is located.

                        (2)   LEASES AND RENTS.
                              ----------------

            The Mortgage Loans generally are secured by assignments of leases and rents which are either incorporated in the mortgages or set forth in separate assignment documents.

                        (3)   ENFORCEABILITY OF DUE-
                              ----------------------
                              ON-SALE PROVISIONS.
                              ------------------

            Some of the Mortgage Loans contain due-on-sale clauses, which permit the holder (or servicer) to accelerate the maturity of the loan if the mortgagor sells, transfers, or conveys the property or its interest in the property.

                        (4)   SECONDARY FINANCING;
                              --------------------
                              DUE-ON-ENCUMBRANCE
                              ------------------
                              PROVISIONS.
                              ----------

            Some of the Mortgage Loans permit the holder (or servicer) to accelerate the maturity of the loan if the mortgagor further encumbers the property. Such provisions may be unenforceable in certain jurisdictions under certain circumstances.

                        (5)   CERTAIN LAWS AND
                              ----------------
                              REGULATIONS.
                              -----------

            The Mortgage Loans are subject to compliance with various federal, state, local, and Canadian statutes and regulations.

                        (6)   ACCELERATION ON DEFAULT.
                              -----------------------

            The Mortgage Loans include debt acceleration clauses, which permit the holder (or servicer) to accelerate the debt upon a monetary default or other default of the mortgagor (generally after notice to the mortgagor and any other affected parties).

                        (7)   ENVIRONMENTAL RISKS.
                              -------------------

            The Debtor and AMERCO make no representations or warranties regarding compliance by the owners of the properties with applicable environmental laws. AMERCO has obtained "Phase I" environmental assessments for all (or substantially all) of the properties and "Phase II" environmental reports for some of the properties. The environmental assessments and reports were performed by independent environmental consulting firms. Copies of the environmental assessments and reports are available in the offices of Streich Lang, P.A., at Renaissance One, Two North Central Avenue,
Phoenix, Arizona 85004-2391. Any person wanting more information may contact Ronald E. Reinsel, Esq. of Streich Lang at (602) 229-5200.

            4.    INFORMATION REGARDING THE REAL PROPERTY.
                  ---------------------------------------
                  (A)   OVERVIEW OF THE REAL PROPERTY.
                        -----------------------------

            AMERCO and one or more of its subsidiaries own certain Real Property which is free and clear of any lien interests (the "Real Property"). Subject to the reserved right of AMERCO to remove, add, or substitute properties as described in the Plan, the Real Property will be transferred and conveyed into the Settlement Trust pursuant to the Plan and the Funding Resolution.

                  (B)   DETAILED DESCRIPTION OF THE REAL PROPERTY.
                        -----------------------------------------

            Each of the individual parcels which comprise the Real Property is marketable, and its value is related to the current market for similar properties. Attached hereto as Schedule "4" is a schedule of the Real Property which, among other things: (i) describes the location of each of the parcels which comprise the Real Property; (ii) identifies the size of each of the parcels which comprise the Real Property and any buildings thereon; and (iii) identifies the appraised value of certain of the parcels of the Real Property.<F8> In addition, "Phase I" environmental assessments are (or will be) available for each parcel of Real Property listed on attached Schedule "4."
            The appraisals of the Real Property are subject to the assumptions and limiting conditions stated therein. The Debtor believes that the procedures used in the preparation of the appraisals of the Real Property enable the appraiser to reach accurate market valuations of the parcels comprising the Real Property.
- ------------------------
<F8>
            AMERCO is in the process of obtaining appraisals of the rest of the parcels of the Real Property and will provide information regarding the Real Property for which appraisals are in process to counsel for the Shareholder Plaintiffs upon receipt of such appraisals.

                  (C)   ENCUMBRANCES.
                        ------------

            The Debtor believes that all of the parcels which comprise the Real Property are free and clear of liens and encumbrances, except where otherwise indicated in attached Schedule "4." AMERCO has obtained, or is in the process of obtaining, current title reports with respect to the Real Property which will identify all matters of record with respect to the Real Property.

                  (D)   ENVIRONMENTAL RISKS.
                        -------------------

            The Debtor and AMERCO make no representations or warranties regarding compliance of the Real Property with applicable environmental laws. AMERCO has obtained "Phase I" environmental assessments for most of the parcels which comprise the Real Property and is in the process of obtaining Phase I assessments of the rest of the parcels. The environmental assessments were performed (and are being performed) by independent environmental consulting firms.

                  (E)   INFORMATION REGARDING THE REAL PROPERTY.
                        ---------------------------------------

            Complete copies of the appraisals, the "Phase I" environmental assessments, the title reports, and other relevant written materials regarding the Real Property are available in the offices of Streich Lang, P.A., at Renaissance One, Two North Central Avenue, Phoenix, Arizona 85004-2391. Any person wanting more information may contact Ronald E. Reinsel, Esq. of Streich Lang at (602) 229-5200.